                                                                   [LOGO OF
                                                                   GOVETT FUNDS
                                                                   APPEARS HERE]






                                          ANNUAL REPORT

                                      December 31, 1998

                         [LOGO OF GOVETT APPEARS HERE]

CONTENTS




LETTER TO THE SHAREHOLDERS                                                     1
PORTFOLIO MANAGEMENT REVIEW                                                    2
FINANCIAL STATEMENTS                                                          11

LETTER TO SHAREHOLDERS

February 12, 1999


To Govett Funds Investors:

1998 was a year that tested the mettle of investment managers in most asset classes as markets were rocked by a series of developments, primarily in the emerging world, that rippled around the globe. At times, the ripple felt more like a tidal wave!

The first half of the year was marked by growing challenges in Asia. Economies slowed; the private sector and governments wrestled with excessive debt, increasingly unstable currencies and shrinking exports. Rapidly fluctuating conditions were the hallmark of these times, witness Malaysia's sudden imposition of capital controls. As the "Asian Miracle" of the early and mid-1990's appeared to collapse on itself, concern spread to other regions, particularly Latin America. Russia's debt restructuring and devaluation, announced in August, impacted the developed world, as the financial sector and other investors moved to minimize and cover losses and several large hedge funds staggered.

All this was balanced by the stimulating and reassuring effect of a series of interest rate cuts, most notably in the U.S. and the UK. Developed Europe joined the trend as nations prepared optimistically for the move to the euro single currency and the year ended with strong gains in developed markets in November and December, featuring a resurgence of smaller companies.

As developed markets rebounded, emerging markets joined the rally, selectively, in the fourth quarter. The year ended with watchful eyes trained on Brazil and China's currencies, and Japan's banking solution. Key Asian nations like Thailand and Korea pressed forward with encouraging reforms. At year-end, growth projections for many developed markets were modified downward, but not dramatically. The year ended with a mixed view of corporate earnings in the U.S. But considerable strength, resiliency and excellent valuations could be found in both the developing and developed worlds.

In 1998, we made significant changes in our Govett Funds product line. At mid year, AIB Govett developed a team to manage the Govett Smaller Companies Fund. The team was strengthened by the inclusion of Julian Cooke, an experienced small cap manager in AIB Govett's London office, and employees of the Funds' subadviser based at our U.S. affiliate, Allied Investment Advisors of Baltimore, MD, to work on the U.S. portion of the portfolio. Their first step was to shift the Fund to a blend of U.S. and non-U.S. smaller companies and bring rigorous discipline to stock selection. By the fourth quarter, performance had improved dramatically, returning 28.3% in that quarter against 16.1% for the Russell 2000.

We also removed the 4.95% sales charge from the Class A Retail shares of our Funds effective September 1, 1998 to make them more competitively priced, especially for investment advisors making recommendations for a client's portfolio. Increasingly, investors in the market for the long term seek the counsel of professional investment advisers.

We closed two regional funds, Asia and Latin America, and these shareholders approved the merger of their investments into Govett Emerging Markets Equity Fund. In addition, on December 31, 1998, we added the Govett International Smaller Companies Fund. It gives investors access to a newer form of international diversification featuring smaller capitalization stocks in both developed and developing markets.

We believe, now more than ever, that the Govett Funds are positioned to play a prominent and rewarding role in the international component of a professionally structured portfolio. Thank you for investing with us.




 /s/Keith E. Mitchell


Keith E. Mitchell
President and Managing Director
AIB Govett, Inc.


-------------

Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an Investor's shares, when redeemed, may be worth more or less than the original cost.

Govett funds are distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581 (2/99)

Investors need to be aware that investing internationally poses special risks, such as currency fluctuations, economic and political risks and risks not associated with domestic securities. See the prospectus for details.

Investors should be aware that investing in the Smaller Companies Fund and the International Smaller Companies Fund can pose special risks related to the relatively small size of the companies in which they invest. See the prospectus for details.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the FDIC, the Federal Reserve or any other agency.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW
--------------------------------------------------------------------------------

Govett International Equity Fund

Market Conditions During The Year Ended December 31, 1998

1998 was a difficult year for equity markets as they assessed the impact of emerging market turmoil on the global economy. Nonetheless, many markets - notably the western developed equity markets - performed strongly over the year 1998 as a whole.

For much of 1998, the major equity markets went ahead strongly, on the view that the global economy would withstand the negative impact of economic slowdown in emerging markets. Supporting factors were lower inflation (which boosted real incomes) and lower bond yields, which acted as an economic stimulus.

The strong upward trend in the western equity markets was reversed in July when emerging market uncertainty spread to Russia and to other emerging markets in Eastern Europe and Latin America, increasing the risks of a global economic slowdown. Additional concerns were continuing economic and financial weakness in Japan and financial losses in a number of major U.S. hedge funds (which had borrowed substantial amounts from the major banks to invest in the markets). Thus, by early October, global equity markets as a whole were 24% off their July peak in local currencies.

Equity markets recovered during the fourth quarter, reacting positively to cuts in interest rates in the U.S., UK and Europe. Those cuts in rates indicated that Central Banks were seriously concerned about the downside risk to the global economy and the global banking system and suggested that rates would be cut further, if necessary, to restore stronger growth to the global economy. Significantly, the U.S. equity market set new record highs late in the year while, at the end of 1998, the world equity market index was about 27% higher in local currencies than its early October low. The recovery in equity markets occurred notwithstanding profit warnings from a number of companies and a poor short-term outlook for profits. In this regard, equities were supported not only by lower interest rates but by lower bond yields, strong liquidity flows into the markets and a new wave of merger and takeover activity.

In Europe, the final preparations for EMU went smoothly, and we increasingly saw a regional strategy being adopted by European corporations. This resulted in record levels of M&A activity in Europe as national and pan-EMU industry leaders were formed.

Fund Performance During The Year Ended December 31, 1998

The front-end sales charge on Class A Retail shares of 4.95% was eliminated effective September 1, 1998. For the year ended December 31, 1998, total return at NAV for Class A Retail shares of the Fund was 19.12%. This calculation included reinvestment of capital gains distributions of $1.80 per share. In comparison, the Morgan Stanley Capital International (MSCI) Europe, Asia and Far East (EAFE) Index returned 20.33%, and the MSCI EAFE + Emerging (MSCI EAFE +
EMG) Index returned 14.94%. For the period ended December 31, 1998, the total return at NAV for the Fund's Institutional Class shares was -1.15%, including the reinvestment of capital gains distributions of $1.51 per share. In 1999, the benchmark for this Fund has been changed to the MSCI EAFE + EMG to more accurately reflect the portfolio's investment strategy of incorporating emerging markets exposure.

Over the year, the Fund emphasized the developed European equity markets consistently, with 45%-55% of its assets invested there. The Fund's second heaviest weighting was consistently to the UK. During the height of the emerging markets' difficulty, the weight in those markets fell as low as 2.5% of the Fund. It was raised at year-end to 13.9%. Within this, exposure to the Latin American region was low as Brazil's struggles continued despite President Cardoso's re-election.

The Fund's cash position was as high as 16.5% as Russia's default and its consequences played our during August. This cash was put to work during the final quarter of the year and stood at only 2.2% of the Fund at year-end.

Current Strategy and Outlook For 1999

The Fund is currently predominantly invested in developed Europe, followed by Japan and then by Asia ex-Japan. As of year-end 1998, the Fund's weighting to developed markets was 84.2% with 13.9% in emerging markets and 1.9% in other assets.

The Fund's sector strategy is to overweight the services sector, where the high-growth, mobile telecommunications industry* is represented. The Fund has underweight positions in capital equipment and oils*.

Global rate cuts had a significant positive effect on investor sentiment in late 1998, and this has continued into early 1999, compensating for the negative fallout from an expected global economic slowdown in coming months. Markets appear prepared to look through short-term economic slowdown in the expectation that rate cuts will generate stronger growth later in 1999 and into the year 2000.


/s/ Louise McGuigan

Louise McGuigan

----------------------

*As of 12/31/98, the Fund held 14.80% of its total net assets in telecommunications (of which, mobile telecommunications is a significant component), 7.00% in capital equipment and 3.19% in oils.

--------------------------------------------------------------------------------
Fund's Country Allocations
Percentage of Fund's Total Net Assets as of December 31, 1998
--------------------------------------------------------------------------------

 . 73.9% Western Europe
 . 13.1% Southeast Asia
 .  2.4% Latin America
 .  2.4% Northeast Asia
 .  2.1% Southern Europe                       [PIE CHART APPEARS HERE]
 .  1.8% Central/Eastern Europe
 .    1% Indian Subcontinent
 .  0.8% Middle East & N. Africa
 .  0.5% Sub-Saharan Africa
 .  0.1% Australasia
 .  1.9% Other



--------------------------------------------------------------------------------
1/7/92-12/31/98 Change in Value of a $10,000 Investment in Govett International
                Equity Fund vs. MSCI EAFE Index and vs. MSCI EAFE+EMG
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                          Fund          MSCI        MSCI EAFE
                          NAV           EAFE          + EMG

01/07/1992               10,000        10,000        10,000
06/30/1992               10,000         9,016         9,124
12/31/1992                9,468         8,815         8,927
06/30/1993               11,685        10,882        10,941
12/31/1993               14,628        11,719        12,131
06/30/1994               13,976        12,765        13,030
12/31/1994               13,394        12,664        13,051
06/30/1995               13,908        13,014        13,205
12/31/1995               14,869        14,127        14,129
06/30/1996               16,413        14,786        14,901
12/31/1996               16,673        15,025        14,964
06/30/1997               18,237        16,733        16,897
12/31/1997               16,554        15,335        15,149
06/30/1998               19,281        17,801        16,934
12/31/1998               19,719        18,453        17,412

------------------------------------------------
Fund's Average Annual            Class A
Total Return                  Retail Shares
------------------------------------------------
One Year                         19.12%
------------------------------------------------
Three Year+                       9.87%
------------------------------------------------
Five Year+                        6.15%
------------------------------------------------
Since Inception (1/7/92)+        10.21%
------------------------------------------------
Source: AIB Govett Asset Management Limited and Datastream

+ Annualized.

This graph compares the Fund's performance with the MSCI Europe Australia Far East Index, a broad-based unmanaged index that represents the general performance of international equity markets and with the MSCI EAFE+EMG Index, a broad-based unmanaged index that represents the general performance of international equity markets including exposure to emerging markets. Total returns for the Fund at NAV and the index include reinvestment of all dividends and capital gains. The indices to not include commissions or fees that an investor purchasing the securities in the indices would pay. The total return line for the indices does not include operating expenses (such as transactions costs, management fees and sales charges) that reduce return. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the indices are similar to those of the Fund, the securities owned by the Fund and those composing each index are likely to be different, and any securities that the Fund and the indices have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indices.

Govett Emerging Markets Equity Fund

Market Conditions During The Year Ended December 31, 1998

1998 proved to be a sharply volatile year, marked by initial optimism, followed by a series of key events that caused a heavy decline in the third quarter before leading to a rally at year end.

The first quarter witnessed an improved tone across emerging markets, driven by a recovery in some parts of Asia from their distressed valuation levels at the end of 1997. These included Thailand, Malaysia and Korea. However, concerns lingered that proved well-founded - corporate debt at unsustainable levels, a steady stream of bankruptcies and vulnerable currencies. These factors, combined with government's unconvincing levels of commitment to tackle these issues led to a reversal of these gains and justified the portfolio's continued underweight position in the markets.

Fears about Asia were compounded in mid-year as the depth of Asia's slowdown proved to be worse than initial GDP and earnings projections had shown. All this was exacerbated by the general weakness of Japan (its worst recession in 50 years) and concerns regarding the authorities' commitment to tackle this situation. Despite these challenges, foreign direct investment in emerging markets, especially Asia, continued to runs at record levels.

Notwithstanding some signs of improvement in the asset class, investor confidence was dealt a heavy blow in August when escalating problems in Russia finally resulted in the restructuring of debt and devaluation of the ruble. The portfolio had sold all of its holdings in the Russian equity market, but the Russian crisis seemed to exacerbate concerns already in place over Asia's woes and led to a sell off across virtually all emerging markets. Default and the subsequent near collapse of several large hedge funds began to take its toll on developed markets and also heightened concerns in the resilience of Latin America.

The late year rally came selectively, and often in economies the Fund deemed too risky for investment - such as Russia, Malaysia and Indonesia, where markets bounced sharply off distressed valuation levels despite severe fundamental problems.

Fund Performance During The Year Ended December 31, 1998

The front-end sales charge on Class A Retail shares of 4.95% was eliminated effective September 1, 1998. For the year ended December 31, 1998, total return at NAV was -34.18%. This calculation includes reinvestment of distributions of 15 cents per share. In comparison, the MSCI Emerging Markets Index fell by -23.21% during the period. Our focus on growth both at the country and stock level, led to significant underperformance as this style was out of favor in what was an extremely volatile and depressed year, where little premium was given to growth or quality. We believe that this attitude will revert as markets resume an upward trend based on signs of improving fundamentals.

Current Strategy and Outlook For 1999

The portfolio entered 1999 underweighted in Latin America, but heavy in emerging Europe and certain markets in Asia.

The high correlation in emerging markets performance in 1998 is unlikely to be repeated in 1999. Different countries will be in different stages of response and adjustment to the crises that wracked them in 1998. Put simply, Asia is closest to the bottom of its contraction phase, Latin America is just entering in, while emerging Europe appears relatively cushioned from global slowdown pressures.

There are signs of Asian recovery (albeit not without setbacks from time to time), and there will be a positive focus on the peripheral markets of Southern and Central Europe, where moves towards euro convergence will underpin economic and corporate progress. 1999 is likely no be a year of continued volatility, but attractive valuations and prospects for resumed economic growth should provide some very attractive opportunities.


/s/ Rachael Maunder

Rachael Maunder

--------------------------------------------------------------------------------
     Fund's Country Allocations
     Percentage of Fund's Total Net Assets as of December 31, 1998
--------------------------------------------------------------------------------

     .  29.4% Latin America
     .  21.6% Northeast Asia
     .  11.9% Southern Europe
     .  11.5% Central/Eastern Europe          [PIE CHART APPEARS HERE]
     .   8.9% Indian Subcontinent
     .   5.8% Southeast Asia
     .   4.6% Sub-Saharan Africa
     .   2.6% Middle East & N. Africa
     .   3.7% Other




--------------------------------------------------------------------------------
  1/7/92-12/31/98 Change in Value of at $ 10,000 Investment in Govett Emerging
                  Markets Equity Fund vs. MSCI Emerging Markets Index
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                            Fund                   MSCI
                             NAV                 Global
                             ---                 ------

01/07/1992                 10,000                10,000
06/30/1992                 11,030                10,561
12/31/1992                 10,720                10,456
06/30/1993                 13,080                11,847
12/31/1993                 19,267                17,646
06/30/1994                 16,796                16,388
12/31/1994                 16,829                17,457
06/30/1995                 15,968                16,315
12/31/1995                 15,510                15,851
06/30/1996                 17,360                17,664
12/31/1996                 17,384                16,801
06/30/1997                 20,158                19,826
12/31/1997                 15,577                14,542
06/30/1998                 12,571                11,900
12/31/1998                 10,252                11,166

------------------------------------------------
Fund's Average Annual              At Net
Total Return                     Asset Value
------------------------------------------------
One Year                           -34.18%
------------------------------------------------
Three Year+                        -12.89%
------------------------------------------------
Five Year+                         -11.85%
------------------------------------------------
Since Inception (1/7/92)+            0.36%
------------------------------------------------
Source:  AIB Govett Asset Management Limited and Datastream

+ Annualized.

This graph compares the Fund's performance with the MSCI Emerging Markets Index a broad-based unmanaged index that represents the general performance of equity markets. Total returns for the Fund at NAV and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The total return line for the index does not include operating expenses (such as transactions costs, management fees and sales charges) that reduce returns. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios, Investors cannot invest directly in the index.

Govett Smaller Companies Fund

Market Conditions During The Year ended December 31, 1998

Smaller companies in the US. underperformed larger companies for most of the year, following a trend that had been established the year before. This trend continued despite the fact that smaller companies turned in improving performance in many sectors and despite historically low valuations relative to larger companies, where investors continued to seek a degree of defensiveness and liquidity.

The U.S. stock market, like others worldwide, was volatile during the second half of the year due to concerns about the outlook for economic growth and pressures on the financial system. These concerns arose from the crisis in Russia and other emerging markets, but were addressed adequately by the concerted moves by monetary authorities to reduce interest rates to stimulate growth. The Federal Reserve's action to cut rates in September and again in October provided the basis for a strong recovery in markets.

Fund Performance During The Year Ended December 31, 1998

The front-end sales charge on Class A Retail shares of 4.95% was eliminated effective September 1, 1998. For the year ended December 31, 1998, the total return at NAV of the Fund was -11.73% which compares to a decline in the Russell 2000 Index of -3.45%. The Fund's underperformance in the first three quarters of the year was due in part to its emphasis on sectors that were sensitive to decreased demand from Asia and to the disappointing performance of a number of less liquid investments. The repositioning of the Fund incurred some cost but the benefits have been seen in an improved performance in the fourth quarter of the year, when the Fund produced a return of 28.3% compared to a return from the Russell 2000 Index of 16.1%.

Current Strategy and Outlook For 1999

There have been two key elements to the re-positioning of the Fund. The first has been a renewed focus on the inherent quality and growth potential of the companies in which we invest. We focus on companies with strong market positions, sound finances to facilitate growth, and a proven management team. We aim to be long-term investors but clearly re-assess constantly the prospects and valuations of a company. We do concentrate on certain business sectors with attractive prospects, such as mobile telecommunications* and business services*.

The other element has been an expansion of our strategy of investing in smaller companies outside the U.S., although holdings in U.S. companies will continue to represent the majority of the portfolio. There are attractive opportunities in a number of countries, although often in similar sectors, and at valuations that can be even more attractive than those in the U.S. can. In addition, we have generally invested in companies with higher marker valuations than we previously did.

The economic background remains positive overall. The U.S. economy has continued to expand and should grow again in 1999, although at a slower rate than last year. While the Japanese economy remains weak, the rest of Asia has shown signs of recovery and Europe overall offers reasonable prospects. Inflation is subdued and interest rates are likely to remain low, which allows for a higher valuation on equities and on those companies that are capable of delivering superior growth. Many individual smaller companies worldwide have that potential, and yet, the valuations of smaller companies relative to larger companies are low.


/s/ Julian Cooke

Julian Cooke

------------------

*As of 12/31/98, the Fund held 6.40% of its total net assets in telecommunications (of which, mobile telecommunications is a significant component) and 13.50% in business services.

--------------------------------------------------------------------------------
Fund's Country Allocations
Percentage of Fund's Total Net Assets as of December 31, 1998
--------------------------------------------------------------------------------

 .  66.6%  United States
 .   8.3%  United Kingdom
 .   8.2%  Japan
 .   3.6%  Netherlands
 .   2.2%  Sweden
 .   1.9%  Denmark                     [PIE CHART APPEARS HERE]
 .   1.9%  Poland
 .   1.8%  China
 .   1.6%  Belgium
 .   1.4%  Finland
 .   2.5%  Other



--------------------------------------------------------------------------------
1/1/93-12/31/98     Change in Value of a $10,000 Investment in Govett
                    Smaller Companies Funds vs. Russell 2000 Index
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

Govett Smaller Cos Total Return Index

                 Fund        Russell
                 NAV         Index
01/01/1993       10,000      10,000
06/30/1993       12,720      10,684
12/31/1993       15,850      11,839
06/30/1994       15,750      11,001
12/31/1994       20,395      11,462
06/30/1995       26,794      12,986
12/31/1995       34,495      14,466
06/30/1996       36,833      15,869
12/31/1996       30,833      16,602
06/30/1997       27,090      18,147
12/31/1997       26,963      20,008
06/30/1998       27,514      20,941
12/31/1998       23,799      19,319


-------------------------------------------------------------------
Fund's Average Annual                                  At Net
Total Return                                        Asset Value
-------------------------------------------------------------------
One Year                                             -11.73%
-------------------------------------------------------------------
Three Year+                                          -11.64%
-------------------------------------------------------------------
Five Year+                                             8.47%
-------------------------------------------------------------------
Since Inception (1/1/93)+                             15.55%
-------------------------------------------------------------------
Source:  AIB Govett Asset Management Limited and Datastream

       +  Annualized

This graph compares the Fund's performance with the Russell 2000 Index, a broad-based unmanaged index that represents the general performance of U.S. smaller companies primarily with "small cap" companies with market capitalization of less than $500 million. Total return for the Fund at NAV include reinvestment of all dividends and capital gains. The index does not include the reinvestment of dividends or capital gains, commissions or fees that an investor purchasing the securities in the index would pay. The total return line for the index does not include operating expenses (such as transactions costs, management fees and sales charges) that reduce returns. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

Govett Global Income Fund

Market Conditions During The Year Ended
December 31, 1998

With the exception of Japan, the major Government bond markets performed very strongly in 1998. Ten-year yields in U.S. Treasuries fell from 5.74% at the end of 1997 to 4.65% at the end of 1998. German ten-year yields fell from 5.35% to 3.87% during the same period. Bond markets benefited from a generally favorable economic environment. Inflation moved lower, and, except for the U.S., economic growth remained sluggish.

In the early part of the year, there were concerns that the U.S. Federal Reserve would raise interest rates because of its concerns about the tightness of the U.S. labor market. However, the Federal Reserve Board actually cut interest rates from late September onwards. This action was taken to prevent an impending credit crunch in debt markets. Fears of a credit crunch arose because investors became increasingly risk averse during the third quarter following the effective default on Russian domestic debt in August and the need for a rescue package to bail out a large hedge fund in financial difficulties in late September. The credit crunch raised fears of a world recession and caused switching out of stocks into bonds during the third quarter.

Another effect of this "flight to quality" was to widen the spread between highly rated liquid Government debt and other bond issues. Emerging market debt was particularly badly hit in this environment. These spreads narrowed somewhat in the fourth quarter as stock markets recovered following the Federal Reserve action to cut rates. U.S. Treasuries slipped slightly, as investors became concerned again about the strength of the U.S. economy.

European bond markets performed very well during the year. Very sluggish economic growth and low inflation provided a good backdrop for European Bonds. The prospect of a successful launch of the new euro currency on January 1, 1999 with eleven initial members also gave European bonds a boost. In fact, the German Bundesbank cut its short-term interest rate from 3.30% to 3.0% in mid-December to facilitate a smooth introduction of the new currency.

UK bonds also performed strongly with ten-year yields converging towards German levels. Investors became more confident that the Monetary Policy Committee of the Bank of England would keep inflation under control. Cuts in short-term interest rates from 7.5% at the end of September to 6.25% at the end of December boosted shorter maturities in particular.

In contrast, the Japanese bond market weakened during the year with 10-year yields rising from 1.66% at the end of 1997 to 2.02% at the end of 1998. Although the Japanese economy went into recession during the year, investors feared an excess supply of Government bonds in 1999. A large issuance is planned by the Japanese Government in 1999 in an attempt to stimulate the economy while at the same time the Trust Fund bureau has indicated that it will reduce its purchases of Japanese bonds in 1999.

On currencies, the U.S. dollar was generally weak. The Deutschmark benefited from the expectation of flows into the new euro currency as it gained acceptance as a new reserve currency. The Japanese yen also strengthened considerably against the U.S. dollar in the fourth quarter of 1998. Demand for yen was high as investors feared reversal of hedge fund yen "carry trades" and also reparriation of funds by Japanese investors following the Japanese bond market sell-off.

Fund Performance During The Year Ended
December 31, 1998

The front-end sales charge on Class A Retail shares of 4.95% was eliminated effective September 1, 1998. For the year ended December 31, 1998, the total return at NAV of the Fund was 7.65%. This figure reflects reinvestment of distributions of 34 cents per share. In comparison, the Salomon Brothers World Government Bond Index (the "Index") produced a return of 15.30%.

The Fund benefited from the increased exposure to longer maturities, which performed well. As a result, overall portfolio duration increased from 5.8 years at end 1997 to 6.9 years at the end of 1998 (the Index weighting was 5.7 years at year end 1998). In particular the overweighting of UK long dated bonds and Danish bonds was beneficial. The Fund's bias to the U.S. dollar base was a negative in comparison to the Index because of the strengthening of the Japanese yen and the Deutschmark against the U.S. dollar during the year. The sell-off in the Russian bond market also affected performance adversely compared to the Index, which contains no emerging market debt. In the third and fourth quarters, we sold our remaining holding in Argentinean and Russian U.S. dollar denominated bonds because of the continuing uncertainties surrounding emerging market debt. The underweighting of the Japanese bond market, which performed badly, was a positive during the year.

Current Strategy and Outlook For 1999

We are maintaining a positive stance towards bond markets as we feel that the combination of global economic uncertainty and continuing low inflation should be supportive. We will remain overweight in U.S. dollar denominated bonds, which we feel offer good value. We will also maintain, in the short-term, the bias to the U.S. dollar, which is currently benefiting from concerns over the weakness of the European economy.

After the recent sell-off in Japanese bonds, we will look for suitable opportunities to increase exposure in this market again. We will look to reduce exposure to the UK bond market further as we feel that its re-rating is now largely completed. Additionally, we will remain out of emerging bond markets until the international economy picture stabilizes.

/s/ M. Howard Mahon

Howard Mahon

----------------------------------------------------------------------
  Fund's Country Allocations
  Percentage of Fund's Total Net Assets as of December 31, 1998
----------------------------------------------------------------------
        .  38.5%    United States
        .  13.8%    United Kingdom
        .  10.9%    Germany             [PIE CHART APPEARS HERE]
        .   7.3%    Ireland
        .   7.1%    Norway
        .   6.2%    Austria
        .   4.8%    Denmark
        .   3.6%    Netherlands
        .   2.6%    New Zealand
        .   5.2%    Other

-------------------------------------------------------------------------------
1/7/92 - 12/31/98       Change in Value of a $10,000 Investment in Govett
                        Global Income Fund vs. Salomon Brothers World
                        Government Bond Index
-------------------------------------------------------------------------------
Govett Global Income Total Return Index

                           [LINE GRAPH APPEARS HERE]

                                      Fund    Salomon
                                      NAV     Index
                                      ------  ------
                        01/07/1992    10,000  10,000
                        06/30/1992    10,300  10,313
                        12/31/1992    10,895  10,553
                        06/30/1993    11,759  11,441
                        12/31/1993    12,819  11,953
                        06/30/1994    11,586  12,034
                        12/31/1994    11,645  12,234
                        06/30/1995    12,648  14,295
                        12/31/1995    13,289  14,563
                        06/30/1996    13,075  14,348
                        12/31/1996    13,334  15,090
                        06/30/1997    12,800  14,904
                        12/31/1997    13,286  15,125
                        06/30/1997    13,680  15,547
                        12/31/1997    14,303  17,440
                        06/30/1998    13,680  15,547
                        12/31/1998    14,303  17,440

-------------------------------------------------------------------------------
Fund's Average Annual                                   At Net
Total Return                                         Asset Value
-------------------------------------------------------------------------------
One Year                                                7.65%
-------------------------------------------------------------------------------
Three Year+                                             2.48%
-------------------------------------------------------------------------------
Five Year+                                              2.21%
-------------------------------------------------------------------------------
Since inception (1/7/92)+                               5.26%
-------------------------------------------------------------------------------
Source: AIB Govett Asset Management Limited and Datastream

+ Annualized.

This graph compares the Fund's performance with Salomon Brothers World Government Bond Index, a broad-based unmanaged index that represents the general performance of government bonds in major bond markets. Total returns for the Fund at NAV and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. The total return line for the index does not include operating expenses (such as transaction costs, management fees and sales charges) that reduce returns. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Govett International Equity Fund
Schedule of Investments
December 31, 1998


                                                        Value
      Shares                Description              (See Note 1)
-----------------------------------------------------------------
              Common Stocks - 96.5%
              AUSTRALIA -  0.1%
     1,966     National Australia Bank . . . .    $    29,635
                                                  -----------
              CHILE -  0.4%
     3,800     Cia. de Telecomunicacoes de
                Chile ADR  . . . . . . . . . .         78,613
                                                  -----------
              EGYPT -  0.3%
     3,650     Suez Cement GDR . . . . . . . .         50,370
                                                  -----------
              FINLAND -  2.6%
     4,035     Nokia Oyj . . . . . . . . . . .        490,630
                                                  -----------
              FRANCE -  16.2%
     1,587     Accor . . . . . . . . . . . . .        343,550
     3,715     Axa . . . . . . . . . . . . . .        538,358
     3,040     Banque Nationale de Paris . . .        250,292
     1,900     CNP Assurances* . . . . . . . .         57,719
     1,324     Groupe Danone . . . . . . . . .        378,996
       362     L' Air Liquide  . . . . . . . .         66,383
     1,290     Lafarge . . . . . . . . . . . .        122,549
     2,055     Rhone-Poulenc . . . . . . . . .        105,737
       940     Suez Lyonnaise des Eaux . . . .        193,062
     3,761     Total . . . . . . . . . . . . .        380,844
     2,441     Vivendi . . . . . . . . . . . .        633,232
                                                  -----------
                                                    3,070,722
                                                  -----------
              GERMANY -  5.7%
     4,049     Deutsche Bank . . . . . . . . .        238,785
     2,690     Hoechst . . . . . . . . . . . .        111,216
     2,148     HypoVereinsbank . . . . . . . .        169,881
     3,723     Mannesmann  . . . . . . . . . .        430,608
     2,073     Siemens . . . . . . . . . . . .        136,210
                                                  -----------
                                                    1,086,700
                                                  -----------
              GREECE -  1.6%
     1,430     Alpha Credit Bank . . . . . . .        149,295
     3,900     Hellenic Telecommunication
                Organization . . . . . . . . .        103,812
     1,600     Panafon Hellenic Telecom
                GDR* . . . . . . . . . . . . .         41,720
                                                  -----------
                                                      294,827
                                                  -----------
              HONG KONG -  2.9%
     8,316     Hong Kong & Shanghai Bank
                Holdings . . . . . . . . . . .        216,701
    14,000     Hutchinson Whampoa  . . . . . .         98,938
    92,000     New World Development . . . . .        231,566
                                                  -----------
                                                      547,205
                                                  -----------
              HUNGARY -  1.0%
     6,200     Magyar Tavkozlesi Rt. ADR . . .        184,838
                                                  -----------
              INDIA -  1.0%
     8,000     Mahanagar Telephone Nigam
                GDR  . . . . . . . . . . . . .         97,600
    11,250     State Bank of India GDR . . . .         93,656
                                                  -----------
                                                      191,256
                                                  -----------
              IRELAND -  3.2%
     9,600     Bank of Ireland . . . . . . . .        213,457
    10,700     CRH . . . . . . . . . . . . . .        184,604
     6,000     DCC . . . . . . . . . . . . . .         50,866
     6,000     Green Property  . . . . . . . .         33,910
     2,000     Iona Technologies ADR*  . . . .         76,000
    15,000     Kingspan Group  . . . . . . . .         49,527
                                                  -----------
                                                      608,364
                                                  -----------
              ISRAEL -  0.5%
     1,100     Koor Industries . . . . . . . .         96,073
                                                  -----------
              ITALY -  4.8%
     9,267     Assicurazioni Generali  . . . .        386,709
    10,780     Instituto Bancario San Paolo di
                Torino . . . . . . . . . . . .        190,369
    38,700     Telecom Italia  . . . . . . . .        330,009
                                                  -----------
                                                      907,087
                                                  -----------
              JAPAN -  10.2%
    18,000     Fujitsu . . . . . . . . . . . .        240,053
     6,000     Honda Motor . . . . . . . . . .        197,253
     4,000     Ito-Yokado  . . . . . . . . . .        280,018
    13,000     Matsushita Electric Industries         230,279
    10,000     Ricoh . . . . . . . . . . . . .         92,335
     7,000     Shin-Etsu Chemical  . . . . . .        168,720
     2,800     Sony  . . . . . . . . . . . . .        204,200
     7,000     Takeda Chemical Industries  . .        269,827
    20,000     Toppan Printing . . . . . . . .        244,572
                                                  -----------
                                                    1,927,257
                                                  -----------
              KOREA -  1.7%
     7,800     Korea Electric Power ADR  . . .        122,362
    12,880     Samsung Electronics GDR
                (non-voting shares)* . . . . .        194,166
                                                  -----------
                                                      316,528
                                                  -----------
              MEXICO -  1.3%
    97,000     Cifra*  . . . . . . . . . . . .        118,384
     2,700     Telefonos de Mexico ADR . . . .        131,456
                                                  -----------
                                                      249,840
                                                  -----------
              NETHERLANDS -  8.3%
     2,482     Fortis Amev . . . . . . . . . .        205,655
     6,886     ING Groep . . . . . . . . . . .        419,856
    10,557     Koninklijke Ahold . . . . . . .        390,146
       917     Royal Dutch Petroleum . . . . .         45,657


See accompanying notes to the financial statements.

Schedule of Investments
December 31, 1998

                                                        Value
      Shares                Description              (See Note 1)
-----------------------------------------------------------------
              Common Stocks - (continued)

              NETHERLANDS - (CONTINUED)

    13,260     VNU . . . . . . . . . . . . . .    $   499,924
                                                  -----------
                                                    1,561,238
                                                  -----------
              POLAND - 0.8%
    29,361     Telekomunikacja Polska GDR* . .        149,741
                                                  -----------
              SOUTH AFRICA -  0.5%
       700     AngloGold . . . . . . . . . . .         27,238
     4,300     South African Breweries . . . .         72,345
                                                  -----------
                                                       99,583
                                                  -----------
              SPAIN -  0.0%
        14     Banco Santander . . . . . . . .            278
                                                  -----------
              SWITZERLAND -  10.1%
       206     Nestle  . . . . . . . . . . . .        449,099
       276     Novartis  . . . . . . . . . . .        543,347
        44     Roche Holding . . . . . . . . .        537,689
       430     Swisscom* . . . . . . . . . . .        180,277
       640     UBS*  . . . . . . . . . . . . .        196,923
                                                  -----------
                                                    1,907,335
                                                  -----------
              TAIWAN -  0.7%
    15,015     Asustek Computer GDR* . . . . .        131,757
                                                  -----------
              THAILAND -  0.0%
     3,000     Finance One Public* . . . . . .              0
                                                  -----------
              TURKEY -  0.5%
 2,750,000     Sabanci Holding . . . . . . . .         42,279
 4,340,000     Yapi ve Kredi Bankasi . . . . .         50,216
                                                  -----------
                                                       92,495
                                                  -----------
              UNITED KINGDOM -  22.1%
     6,776     Allied Domecq . . . . . . . . .         62,515
     8,731     Allied Zurich*  . . . . . . . .        130,234
    35,007     ASDA Group  . . . . . . . . . .         93,922
     7,500     Barclays  . . . . . . . . . . .        161,725
    34,190     Barratt Developments  . . . . .        131,408
     8,566     BP Amoco  . . . . . . . . . . .        127,916
    10,756     British American Tobacco  . . .         94,582
    10,000     British Telecommunications  . .        150,661
     7,478     CGU . . . . . . . . . . . . . .        117,081
     8,050     Computacenter*  . . . . . . . .         58,933
    14,500     Cookson Group . . . . . . . . .         31,605
     9,250     Diageo  . . . . . . . . . . . .        105,271
     9,500     General Electric  . . . . . . .         85,750
     9,425     Glaxo Wellcome  . . . . . . . .        324,297
     8,047     Granada Group . . . . . . . . .        142,257
    18,398     Lloyds TSB Group  . . . . . . .        261,727
    15,599     Marks & Spencer . . . . . . . .        106,996
    12,500     National Power  . . . . . . . .        107,733
     9,845     National Westminister Bank  . .        189,850
    15,722     Prudential  . . . . . . . . . .        237,392
     7,542     Railtrack Group . . . . . . . .        197,140
    14,729     Royal & Sun Alliance Insurance
                Group. . . . . . . . . . . . .        120,266
     7,289     Severn Trent  . . . . . . . . .        124,066
    14,929     Shell Transport & Trading . . .         91,720
    20,899     Siebe . . . . . . . . . . . . .         82,411
    12,650     Unilever  . . . . . . . . . . .        141,860
     9,000     Viridian Group  . . . . . . . .        108,865
    18,352     Vodafone Group  . . . . . . . .        298,019
    10,263     Yorkshire Water . . . . . . . .         93,918
     4,434     Zeneca Group  . . . . . . . . .        193,068
                                                  -----------
                                                    4,173,188
                                                  -----------
               TOTAL - COMMON STOCKS
                (Cost $15,454,868) . . . . . .     18,245,560
                                                  -----------
              Preferred Stocks - 1.6%

              BRAZIL -  0.7%
   933,000     Telesp  . . . . . . . . . . . .        127,180
                                                  -----------
              GERMANY -  0.9%
     1,895     Henkel KGaA . . . . . . . . . .        164,881
                                                  -----------
               TOTAL - PREFERRED STOCKS
                (Cost $342,764)  . . . . . . .        292,061
                                                  -----------
              Rights* - 0.0%

              TAIWAN -  0.0%
    17,000     Compal Electronics Rights . . .
                (Cost $0)                                  27
                                                  -----------
              TOTAL INVESTMENTS -
               98.1%
                   (COST $15,797,632)  . . . .     18,537,648
               Other Assets and Liabilities
                (net) -  1.9%  . . . . . . . .        362,949
                                                  -----------
              TOTAL NET ASSETS -
               100.0%  . . . . . . . . . . . .    $18,900,597
                                                  ===========

*  Non-income producing security
ADR American Depositary Receipt
GDR Global Depositary Receipt

See accompanying notes to the financial statements.

Schedule of Investments
December 31, 1998


                            Geographic Concentration
United Kingdom ...................................................         22.1%
France ...........................................................         16.2
Japan ............................................................         10.2
Switzerland ......................................................         10.1
Netherlands ......................................................          8.3
Germany ..........................................................          6.6
Italy ............................................................          4.8
Ireland ..........................................................          3.2
Hong Kong ........................................................          2.9
Finland ..........................................................          2.6
Other ............................................................         11.1
                                                                          -----
                                                                           98.1
Other Assets and Liabilities (net) ...............................          1.9
                                                                          -----
Total Net Assets .................................................        100.0%
                                                                          =====


                              SECTOR CONCENTRATION
Telecommunications ...............................................         14.8%
Banking ..........................................................         12.8
Insurance ........................................................         11.7
Health & Personal Care ...........................................          9.8
Retail ...........................................................          9.1
Capital Equipment ................................................          7.0
Services .........................................................          6.4
Electrical & Electronics .........................................          6.2
Energy Resources .................................................          4.8
Broadcasting & Publishing ........................................          4.7
Other ............................................................         10.8
                                                                          -----
                                                                           98.1
Other Assets and Liabilities (net) ...............................          1.9
                                                                          -----
  Total Net Assets ...............................................        100.0%
                                                                          =====


See accompanying notes to the financial statements.

Govett Emerging Markets Equity Fund
Schedule of Investments
December 31, 1998

                                                  Value
   Shares              Description             (See Note 1)
------------------------------------------------------------
              Common Stocks - 88.5%

              ARGENTINA - 5.1%
     15,560    Telefonica de Argentina ADR     $   434,708
     11,500    YPF ADR  . . . . . . . . . .        321,281
                                               -----------
                                                   755,989
                                               -----------
              BRAZIL - 1.5%
     11,832    Cemig ADR  . . . . . . . . .        225,241
                                               -----------
              CHILE - 3.3%
     13,070    Cia. de Telecomunicacoes de
                Chile ADR . . . . . . . . .        270,386
      8,600    Enersis ADR  . . . . . . . .        221,987
                                               -----------
                                                   492,373
                                               -----------
              CHINA - 1.4%
      6,000    Huaneng Power International
                ADR*. . . . . . . . . . . .         87,000
    675,000    Qingling Motors H  . . . . .        118,494
                                               -----------
                                                   205,494
                                               -----------
              CROATIA - 0.9%
      7,858    Pliva GDR  . . . . . . . . .        130,443
                                               -----------
              CZECH REPUBLIC - 1.5%
      1,620    SPT Telekom GDR* . . . . . .         24,057
     12,564    SPT Telekom* . . . . . . . .        192,001
                                               -----------
                                                   216,058
                                               -----------
              GREECE - 9.4%
      3,460    Alpha Credit Bank  . . . . .        361,231
     16,220    Hellenic Telecommunication
                Organization  . . . . . . .        431,753
      1,580    National Bank of Greece  . .        355,652
      1,975    Panafon Hellenic Telecom*  .         52,924
      2,450    Titan Cement . . . . . . . .        188,206
                                               -----------
                                                 1,389,766
                                               -----------
              HONG KONG - 4.4%
     30,000    Cheung Kong Infrastructure
                Holdings  . . . . . . . . .         66,992
     68,000    China Telecom  . . . . . . .        117,616
      7,400    Hong Kong & Shanghai Bank
                Holdings. . . . . . . . . .        184,349
     11,000    Hutchinson Whampoa . . . . .         77,737
     80,000    New World Development  . . .        201,362
                                               -----------
                                                   648,056
                                               -----------
              HUNGARY - 6.0%
     13,740    Magyar Tavkozlesi Rt. ADR  .        409,623
      8,662    MOL Magyar Olaj-es Gazipari
                GDR . . . . . . . . . . . .        239,288
      4,800    OTP Bank GDR . . . . . . . .        237,600
                                               -----------
                                                   886,511
                                               -----------
              INDIA - 8.9%
     14,800    Bajaj Auto . . . . . . . . .        181,646
      9,450    Castrol (India)  . . . . . .        168,774
         83    Hindalco Industries  . . . .          1,002
      7,150    Hindustan Lever  . . . . . .        280,057
      1,200    Infosys Technologies . . . .         83,862
     16,800    ITC  . . . . . . . . . . . .        296,680
         98    Larsen & Toubro  . . . . . .            370
     48,500    Mahanagar Telephone Nigam  .        209,211
      1,900    NIIT . . . . . . . . . . . .         72,642
        550    Reliance Industries  . . . .          1,580
      2,300    Reliance Industries GDR  . .         13,052
                                               -----------
                                                 1,308,876
                                               -----------
              ISRAEL - 2.6%
     48,000    Bank Hapoalim  . . . . . . .         86,964
      2,800    ECI Telecom  . . . . . . . .         99,750
      2,220    Koor Industries  . . . . . .        193,893
                                               -----------
                                                   380,607
                                               -----------
              KOREA - 11.6%
     13,660    Housing & Commercial Bank  .        169,189
     22,240    Korea Electric Power . . . .        550,916
     20,980    LG Chemical  . . . . . . . .        228,461
      4,640    Pohang Iron & Steel  . . . .        292,936
      6,980    Samsung Electronics  . . . .        468,234
                                               -----------
                                                 1,709,736
                                               -----------
              MEXICO - 11.7%
     20,700    Cemex ADR  . . . . . . . . .        102,351
    171,250    Cifra* . . . . . . . . . . .        209,002
     76,741    Femsa  . . . . . . . . . . .        208,173
     49,890    Grupo Carso de CV  . . . . .        169,358
      7,000    Grupo Mexico . . . . . . . .         15,559
     88,000    Grupo Modelo . . . . . . . .        185,815
      3,600    Grupo Televisa GDR*  . . . .         88,875
     44,000    Organizacion Soriana . . . .        140,028
      1,950    Telefonos de Mexico ADR  . .         94,941
    208,000    Telefonos de Mexico* . . . .        504,344
                                               -----------
                                                 1,718,446
                                               -----------
              POLAND - 3.1%
      2,930    Bank Rozwoju Eksportu  . . .         67,615
     75,178    Telekomunikacja Polska
                GDR*  . . . . . . . . . . .        383,408
                                               -----------
                                                   451,023
                                               -----------
              SOUTH AFRICA - 4.6%
      5,200    AngloGold  . . . . . . . . .        202,341

Schedule of Investments
December 31, 1998

                                                  Value
   Shares              Description             (See Note 1)
------------------------------------------------------------
              Common Stocks - (continued)

              SOUTH AFRICA - (CONTINUED)

     11,500    Liberty Life . . . . . . . .    $   158,143
     20,000    Rembrandt Group  . . . . . .        122,236
     11,800    South African Breweries  . .        198,528
                                               -----------
                                                   681,248
                                               -----------
              TAIWAN - 6.0%
     13,000    Asustek Computer*  . . . . .        121,446
     84,420    CTCI*  . . . . . . . . . . .        121,049
     42,000    Hon Hai Precision Industry*         232,030
     59,000    Nien Hsing Textile*  . . . .        140,084
     86,000    President Chain Store  . . .        270,919
                                               -----------
                                                   885,528
                                               -----------
              THAILAND - 4.0%
     23,900    Advanced Info Service  . . .        142,019
    141,500    Bangkok Expressway*  . . . .        140,138
    325,700    Krung Thai Bank  . . . . . .        176,962
     18,300    PTT Exploration and
                Production* . . . . . . . .        128,880
                                               -----------
                                                   587,999
                                               -----------
              TURKEY - 2.5%
     80,000    Migros Turk TAS  . . . . . .         79,883
  7,580,000    Sabanci Holding  . . . . . .        116,538
 14,736,000    Yapi ve Kredi Bankasi  . . .        170,502
                                               -----------
                                                   366,923
                                               -----------
               TOTAL - COMMON STOCKS (Cost
                $13,496,341). . . . . . . .     13,040,317
                                               -----------

              Preferred Stocks - 7.8%

              BRAZIL - 7.8%
     13,400    Cia Vale Do Rio Doce . . . .        171,902
 10,412,400    Copel  . . . . . . . . . . .         74,974
  1,111,900    Petrobras  . . . . . . . . .        126,075
 17,960,318    Tele Norte Leste
                Participacoes*  . . . . . .        224,458
 26,158,900    Tele Sudeste Celular
                Participacoes*  . . . . . .        110,416
  2,423,649    Telesp . . . . . . . . . . .        330,375
  2,543,000    Telesp Celular*  . . . . . .        111,759
                                               -----------
                                                 1,149,959
                                               -----------
               TOTAL - PREFERRED STOCKS
                (Cost $1,517,748) . . . . .      1,149,959
                                               -----------
              Warrants and Rights* - 0.0%

              MALAYSIA - 0.0%
        971    Rashid Hussain Berhad
                Warrants, expire 3/25/02  .    $         0
                                               -----------
              PHILIPPINES - 0.0%
     16,200    Belle Corp. Warrants,
                expire 10/06/00 . . . . . .             36
                                               -----------
              TAIWAN - 0.0%
      1,400    Compal Electronics Rights  .              2
                                               -----------
               TOTAL - WARRANTS AND RIGHTS
                (Cost $1,277) . . . . . . .             38
                                               -----------
              TOTAL INVESTMENTS - 96.3%
                    (COST $15,015,366)  . .     14,190,314
               Other Assets and Liabilities
                (net) - 3.7%  . . . . . . .        543,439
                                               -----------
              TOTAL NET ASSETS -
               100.0% . . . . . . . . . . .    $14,733,753
                                               ===========

*    Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

See accompanying notes to the financial statements.

Schedule of Investments
December 31, 1998

                            Geographic Concentration
Mexico ...........................................................         11.7%
Korea ............................................................         11.6
Greece ...........................................................          9.4
Brazil ...........................................................          9.3
India ............................................................          8.9
Hungary ..........................................................          6.0
Taiwan ...........................................................          6.0
Argentina ........................................................          5.1
South Africa .....................................................          4.6
Hong Kong ........................................................          4.4
Other ............................................................         19.3
                                                                          -----
                                                                           96.3
Other Assets and Liabilities (net) ...............................          3.7
                                                                          -----
Total Net Assets .................................................        100.0%
                                                                          =====


                              SECTOR CONCENTRATION
National Telecommunications ......................................         19.1%
Banking ..........................................................         12.3
Regional Telecommunications ......................................          9.0
Energy Resources .................................................          8.2
Utilities-Electrical & Gas .......................................          7.4
Electrical & Electronics .........................................          7.1
Health & Personal Care ...........................................          4.8
Retail ...........................................................          4.7
Beverages & Tobacco ..............................................          4.0
Building Materials & Components ..................................          3.2
Other ............................................................         16.5
                                                                          -----
                                                                           96.3
Other Assets and Liabilities (net) ...............................          3.7
                                                                          -----
  Total Net Assets ...............................................        100.0%
                                                                          =====


See accompanying notes to the financial statements.

Govett Smaller Companies Fund
Schedule of Investments
December 31, 1998

                                                        Value
   Shares                 Description                (See Note 1)
-------------------------------------------------------------------
              Common Stocks - 102.3%

              AUSTRALIA - 0.6%
              Retail - 0.6%
   315,937     David Jones . . . . . . . . . . .     $    348,462
                                                     ------------
              BELGIUM - 1.6%
              Retail - 1.6%
     1,200     Colruyt NV  . . . . . . . . . . .          999,711
                                                     ------------
              CHINA - 1.8%
              Appliances & Household Durables - 1.8%
 1,200,000     Guangdong Kelon Electrical
                Holdings . . . . . . . . . . . .        1,068,766
                                                     ------------
              DENMARK - 1.9%
              Services - 1.9%
    18,000     ISS International Service
                System . . . . . . . . . . . . .        1,170,870
                                                     ------------
              FINLAND - 1.4%
              Services - 1.4%
    20,000     JOT Automation Group Oyj* . . . .          827,621
                                                     ------------
              GREECE - 0.2%
              Telecommunications - 0.2%
     5,390     Panafon Hellenic Telecom
                GDR* . . . . . . . . . . . . . .          140,544
                                                     ------------
              ISRAEL - 0.9%
              Telecommunications - 0.9%
    55,000     ForSoft*  . . . . . . . . . . . .          570,625
                                                     ------------
              ITALY - 1.0%
              Publishing - 1.0%
   240,000     Class Editori*  . . . . . . . . .          607,729
                                                     ------------
              JAPAN - 8.2%
              Electrical & Electronics - 4.1%
    26,700     Fuji Soft ABC . . . . . . . . . .        1,360,434
    44,800     Meitec  . . . . . . . . . . . . .        1,119,504
                                                     ------------
                                                        2,479,938
                                                     ------------
              Services - 4.1%
    20,000     Fujitsu Support & Service . . . .        1,444,395
    53,000     H.I.S.  . . . . . . . . . . . . .        1,094,285
                                                     ------------
                                                        2,538,680
                                                     ------------
                                                        5,018,618
                                                     ------------
              NETHERLANDS - 3.6%
              Electronic Components & Instruments - 1.8%
   113,000     Magnus Holding NV*  . . . . . . .        1,089,142
                                                     ------------
              Services - 1.8%
    16,000     Cap Gemini  . . . . . . . . . . .        1,116,140
                                                     ------------
                                                        2,205,282
                                                     ------------
              NORWAY - 0.9%
              Electrical & Electronics - 0.9%
    81,710     Tandberg* . . . . . . . . . . . .          548,267
                                                     ------------
              POLAND - 1.9%
              National Telecommunications - 1.9%
   222,970     Telekomunikacja Polska GDR* . . .        1,137,147
                                                     ------------
              SWEDEN - 2.2%
              Financial Services - 2.2%
    84,000     Securitas . . . . . . . . . . . .        1,307,353
                                                     ------------
              THAILAND - 1.2%
              Telecommunications - 1.2%
   437,000     Total Access Communication* . . .          751,640
                                                     ------------
              UNITED KINGDOM - 8.3%
              Electrical & Electronics - 2.3%
   179,033     RM  . . . . . . . . . . . . . . .        1,380,683
                                                     ------------
              Electronic Components & Instruments - 1.0%
   100,000     Critchley Group . . . . . . . . .          628,099
                                                     ------------
              Health & Personal Care - 3.5%
   108,127     Nestor Healthcare Group . . . . .          736,714
   100,000     Seton Scholl Healthcare Group . .        1,397,624
                                                     ------------
                                                        2,134,338
                                                     ------------
              Transportation - 1.5%
   150,000     Metroline . . . . . . . . . . . .          899,720
                                                     ------------
                                                        5,042,840
                                                     ------------
              UNITED STATES - 66.6%
              Appliances & Household Durables - 1.3%
   100,000     Windmere-Durable Holdings*  . . .          775,000
                                                     ------------
              Banking - 1.6%
    40,000     North Fork Bancorp  . . . . . . .          957,500
                                                     ------------
              Consumer Products (Cyclical) - 1.5%
    15,000     Veritas Software* . . . . . . . .          899,063
                                                     ------------
              Electrical & Electronics - 10.7%
    20,000     Ascend Communications*  . . . . .        1,315,000
    25,000     Chancellor Media* . . . . . . . .        1,196,875
    35,000     CIENA*  . . . . . . . . . . . . .          511,875
    15,000     Jabil Circuit*  . . . . . . . . .        1,119,375
    20,000     Networks Associates*  . . . . . .        1,325,000
    20,000     Synopsys* . . . . . . . . . . . .        1,085,000
                                                     ------------
                                                        6,553,125
                                                     ------------
              Electronic Components & Instruments - 11.4%
    25,000     Comverse Technology*  . . . . . .        1,775,000
    50,000     Electronics For Imaging*  . . . .        2,009,375
    30,000     MMC Networks* . . . . . . . . . .          397,500
    20,000     Seagate Technology* . . . . . . .          605,000
    45,000     USWeb*  . . . . . . . . . . . . .        1,186,875

Schedule of Investments
December 31, 1998

                                                        Value
   Shares                 Description                (See Note 1)
-------------------------------------------------------------------
              Common Stocks - (continued)

              UNITED STATES - (CONTINUED)

              Electronic Components & Instruments - (continued)
    15,000     Xilink* . . . . . . . . . . . . .     $    976,875
                                                     ------------
                                                        6,950,625
                                                     ------------
              Energy Resources - 0.4%
    40,000     Stolt Comex Seaway* . . . . . . .          270,000
                                                     ------------
              Financial Services - 4.1%
    40,000     Paine Webber Group  . . . . . . .        1,545,000
    40,000     Waddell & Reed Financial  . . . .          947,500
                                                     ------------
                                                        2,492,500
                                                     ------------
              Food & Household Products - 6.4%
    57,000     Dial  . . . . . . . . . . . . . .        1,645,875
    25,000     Interstate Bakeries . . . . . . .          660,938
    17,000     Suiza Foods*  . . . . . . . . . .          865,937
    23,000     WestPoint Stevens*  . . . . . . .          725,938
                                                     ------------
                                                        3,898,688
                                                     ------------
              Health & Personal Care - 8.9%
    12,000     Amgen*  . . . . . . . . . . . . .        1,254,750
    15,000     Arterial  Vascular Engineering* .          787,500
    10,000     Biogen* . . . . . . . . . . . . .          830,000
    40,000     Chiron* . . . . . . . . . . . . .        1,047,500
    30,000     Covance*  . . . . . . . . . . . .          873,750
    15,000     Dura Pharmaceuticals* . . . . . .          227,812
    20,000     SangStat Medical* . . . . . . . .          425,000
                                                     ------------
                                                        5,446,312
                                                     ------------
              Machinery & Engineering - 2.7%
    20,000     Kulicke & Soffa Industries* . . .          355,000
    50,000     Rental Service* . . . . . . . . .          784,375
    20,000     Smith International*  . . . . . .          503,750
                                                     ------------
                                                        1,643,125
                                                     ------------
              Multi - Industry - 1.4%
    50,000     Personnel Group of America* . . .          875,000
                                                     ------------
              Retail - 7.8%
    30,000     Barnes & Noble* . . . . . . . . .        1,275,000
    25,000     Borders Group*  . . . . . . . . .          623,437
    25,000     Linens N Things*  . . . . . . . .          990,625
    50,000     Office Depot* . . . . . . . . . .        1,846,875
                                                     ------------
                                                        4,735,937
                                                     ------------
              Services - 4.3%
    50,000     Allied Waste Industries*  . . . .        1,181,250
    44,000     Young & Rubicam*  . . . . . . . .        1,424,500
                                                     ------------
                                                        2,605,750
                                                     ------------
              Telecommunications - 4.1%
    10,000     Excite* . . . . . . . . . . . . .          420,625
    35,000     Infoseek* . . . . . . . . . . . .        1,728,125
    20,000     Tekelec*  . . . . . . . . . . . .          331,250
                                                        2,480,000
                                                     ------------
                                                       40,582,625
                                                     ------------
               TOTAL - COMMON STOCKS (Cost
                $52,107,226) . . . . . . . . . .       62,328,100
                                                     ------------
               TOTAL INVESTMENTS - 102.3% (Cost
                $52,107,226) . . . . . . . . . .       62,328,100
               Other Assets and Liabilities (net)
                - (2.3)% . . . . . . . . . . . .       (1,376,273)
                                                     ------------
              TOTAL NET ASSETS -
               100.0%  . . . . . . . . . . . . .     $ 60,951,827
                                                     ============

*    Non-income producing security

GDR  Global Depositary Receipt


                            GEOGRAPHIC CONCENTRATION
United States ....................................................         66.6%
United Kingdom ...................................................          8.3
Japan ............................................................          8.2
Netherlands ......................................................          3.6
Sweden ...........................................................          2.2
Denmark ..........................................................          1.9
Poland ...........................................................          1.9
China ............................................................          1.8
Belgium ..........................................................          1.6
Finland ..........................................................          1.4
Other ............................................................          4.8
                                                                          -----
                                                                          102.3
Other Assets and Liabilities (net) ...............................         (2.3)
                                                                          -----
  Total Net Assets ...............................................        100.0%
                                                                          =====

                              SECTOR CONCENTRATION
Electrical & Electronics .........................................         18.0%
Electronic Components & Instruments ..............................         14.2
Services .........................................................         13.5
Health & Personal Care ...........................................         12.4
Retail ...........................................................         10.0
Telecommunications ...............................................          6.4
Food & Household Products ........................................          6.4
Financial Services ...............................................          6.3
Appliances & Household Durables ..................................          3.1
Machinery & Engineering ..........................................          2.7
Other ............................................................          9.3
                                                                          -----
                                                                          102.3
Other Assets and Liabilities (net) ...............................         (2.3)
                                                                          -----
  Total Net Assets ...............................................        100.0%
                                                                          =====



See accompanying notes to the financial statements.

Govett Global Income Fund
Schedule of Investments
December 31, 1998

   Principal                                          Value
    Amount                Description             (See Note 1)
---------------------------------------------------------------
                Corportate Bonds - 14.4%

                IRELAND - 7.3%
USD    500,000   BGB Finance
                  6.50%, 09/03/01  . . . . . .     $  513,125
                                                   ----------

                NORWAY - 7.1%
USD    500,000   Telenor Series E
                  5.75%, 03/26/01  . . . . . .        503,750
                                                   ----------
                  TOTAL - CORPORATE BONDS (Cost
                  $998,751). . . . . . . . . .      1,016,875
                                                   ----------
                Government Bonds and Notes - 80.4%

                AUSTRIA - 6.2%
ATS  4,500,000   Republic of Austria
                  6.25%, 05/31/06  . . . . . .        440,194
                                                   ----------

                DENMARK - 4.8%
DKK  1,900,000   Kingdom Of Denmark 6.00%,
                  11/15/09 . . . . . . . . . .        341,072
                                                   ----------

                GERMANY - 10.9%
DEM    580,000   Deutschland Republic 6.00%,
                  06/20/16 . . . . . . . . . .        413,813
DEM    400,000   Deutschland Republic 6.25%,
                  01/04/24 . . . . . . . . . .        291,509
DEM    100,000   Deutschland Republic 5.625%,
                  01/04/28 . . . . . . . . . .         67,627
                                                   ----------
                                                      772,949
                                                   ----------
                NETHERLANDS - 3.6%
NLG    400,000   Netherlands Government 7.00%,
                  06/15/05 . . . . . . . . . .        252,410
                                                   ----------

                NEW ZEALAND - 2.6%
NZD    300,000    New Zealand Government
                  8.00%, 11/15/06  . . . . . .        183,319
                                                   ----------

                UNITED KINGDOM - 13.8%
GBP    500,000   U.K. Treasury
                  9.75%, 08/27/02  . . . . . .        971,681
                                                   ----------

                UNITED STATES - 38.5%
USD    400,000   U.S. Treasury Bond
                  6.50%, 11/15/26  . . . . . .        465,500
USD    651,000   U.S. Treasury Bond 6.125%,
                  11/15/27 . . . . . . . . . .        729,120
USD    200,000   U.S. Treasury Note
                  6.50%, 08/31/01  . . . . . .        209,063
USD  1,150,000   U.S. Treasury Note
                  7.50%, 02/15/05  . . . . . .     $1,316,391
                                                   ----------
                                                    2,720,074
                                                   ----------
                  TOTAL - GOVERNMENT BONDS AND
                  NOTES (Cost $5,191,195)  . .      5,681,699
                                                   ----------
                TOTAL INVESTMENTS - 94.8%

                      (COST $6,189,946)  . . .      6,698,574
                  Other Assets and Liabilities
                  (net) - 5.2% . . . . . . . .        369,720
                                                   ----------
                TOTAL NET ASSETS -
                 100.0%  . . . . . . . . . . .     $7,068,294
                                                   ==========


ATS  Austrian Schilling
DEM  German Mark
DKK  Danish Krone
GBP  British Pound
NLG  Netherland Guilder
NZD  New Zealand Dollar
USD  United States Dollar




                            GEOGRAPHIC CONCENTRATION
United States ....................................................         38.5%
United Kingdom ...................................................         13.8
Germany ..........................................................         10.9
Ireland ..........................................................          7.3
Norway ...........................................................          7.1
Austria ..........................................................          6.2
Denmark ..........................................................          4.8
Netherlands ......................................................          3.6
New Zealand ......................................................          2.6
                                                                          -----
                                                                           94.8
Other Assets and Liabilities (net) ...............................          5.2
                                                                          -----
  Total Net Assets ...............................................        100.0%
                                                                          =====


See accompanying notes to the financial statements.

Statements of Assets and Liabilities
December 31, 1998


                                         Emerging
                        International    Markets        Smaller         Global
                           Equity         Equity       Companies        Income
                            Fund           Fund           Fund           Fund
                         -----------   ------------   ------------    -----------
ASSETS:
Investments, at value
 (Note 1) - (see
 accompanying Schedule
 of Investments)  . .    $18,537,648   $ 14,190,314   $ 62,328,100    $ 6,698,574
Cash  . . . . . . . .        409,428        541,730              -        216,193
Foreign currency, at
 value (Note 1) . . .         53,022        383,622              -              -
Receivable from:
 Securities sold  . .              -         98,561      1,461,769              -
 Net open forward
  currency contracts
  (Note 8)  . . . . .              -              -              -         17,204
 Fund shares sold . .         13,157         82,279         15,762              -
 Dividends and
  interest. . . . . .         37,119        118,659         29,987        161,947
 Investment manager
  (Note 2)  . . . . .         13,015              -              -         15,244
Other assets  . . . .         19,868         17,858         18,997         16,409
                         -----------   ------------   ------------    -----------
 Total assets . . . .     19,083,257     15,433,023     63,854,615      7,125,571
                         -----------   ------------   ------------    -----------
LIABILITIES:
Overdraft payable . .              -              -      1,215,949              -
Payable for:
 Securities purchased              -        403,874      1,088,533              -
 Fund shares
  repurchased . . . .         26,311         84,965        361,800              -
 Investment manager
  (Note 2)  . . . . .              -          3,798         20,418              -
 Directors' fees (Note
  2). . . . . . . . .            120            361            120            120
 Professional fee . .         32,708         53,333         32,708         32,708
Accrued expenses and
 other liabilities  .        123,521        152,939        183,260         24,449
                         -----------   ------------   ------------    -----------
 Total liabilities  .        182,660        699,270      2,902,788         57,277
                         -----------   ------------   ------------    -----------
NET ASSETS  . . . . .    $18,900,597   $ 14,733,753   $ 60,951,827    $ 7,068,294
                         ===========   ============   ============    ===========
NET ASSETS CONSIST OF:
Paid-in-capital . . .    $15,621,295   $ 29,135,181   $ 94,903,771    $11,378,210
Undistributed net
 investment loss  . .              -        (42,101)       (28,208)      (149,966)
Accumulated net
 realized gain (loss)
 on investments and
 foreign currency
 transactions . . . .        537,691    (13,512,140)   (44,145,154)    (4,685,819)
Net unrealized
 appreciation
 (depreciation) of
 investments, forward
 currency contracts
 and net other assets      2,741,611       (847,187)    10,221,418        525,869
                         -----------   ------------   ------------    -----------
NET ASSETS  . . . . .    $18,900,597   $ 14,733,753   $ 60,951,827    $ 7,068,294
                         ===========   ============   ============    ===========
CLASS A RETAIL SHARES:
NET ASSETS  . . . . .    $12,222,570   $ 14,733,753   $ 60,951,827    $ 7,068,294
                         ===========   ============   ============    ===========
SHARES OUTSTANDING
 (UNLIMITED NUMBER OF
 SHARES AUTHORIZED) .      1,094,315      1,851,588      3,617,197        876,402
                         ===========   ============   ============    ===========
NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE PER
 SHARE. . . . . . . .    $     11.17   $       7.96   $      16.85    $      8.07
                         ===========   ============   ============    ===========
INSTITUTIONAL CLASS
 SHARES:
NET ASSETS  . . . . .    $ 6,678,027
                         ===========
SHARES OUTSTANDING
 (UNLIMITED NUMBER OF
 SHARES AUTHORIZED) .        596,836
                         ===========
NET ASSET VALUE,
 OFFERING AND
 REDEMPTION PRICE PER
 SHARE. . . . . . . .    $     11.19
                         ===========



Cost of investments .    $15,797,632   $ 15,015,366   $ 52,107,226    $ 6,189,946
Cost of foreign
 currency . . . . . .    $    52,813   $    382,227   $          -    $         -


See accompanying notes to the financial statements.

Statements of Operations
For the year ended December 31, 1998


                                        Emerging
                        International    Markets       Smaller        Global
                           Equity        Equity       Companies       Income
                            Fund          Fund           Fund          Fund
                        -------------  ------------  -------------  ------------
INVESTMENT INCOME:
Interest* . . . . . .    $   38,794    $    34,686   $    203,822    $ 510,235
Dividends*  . . . . .       231,059        503,505        199,258            -
                         ----------    -----------   ------------    ---------
 Total investment
  income. . . . . . .       269,853        538,191        403,080      510,235
                         ----------    -----------   ------------    ---------
EXPENSES:
Management fee
 (Note 2) . . . . . .       155,629        209,395        838,390       61,731
Custody and
 administration fees        111,362        255,920        350,459       40,566
12b-1 fee (Note 3)  .        46,469         76,981        308,242       28,813
Professional fee  . .        63,463         69,164         62,163       62,238
Transfer agent fee  .        57,547        142,634        658,837       26,402
Registration and
 filing fees  . . . .        15,969         22,298         61,561       14,215
Directors' fees and
 expenses . . . . . .        26,465         27,664         26,665       27,665
Insurance . . . . . .         8,605          8,457          8,605        9,281
Commitment Fee (Note
 4) . . . . . . . . .         5,452         11,437         26,584        8,994
Other . . . . . . . .        12,053         24,528         65,413        5,378
                         ----------    -----------   ------------    ---------
 Total expenses . . .       503,014        848,478      2,406,919      285,283
                         ----------    -----------   ------------    ---------
Less:  Expenses
 reimbursed and fees
 waived by the Manager
 (Note 2) . . . . . .      (140,867)      (324,811)      (772,450)    (141,236)
                         ----------    -----------   ------------    ---------
Net operating expenses      362,147        523,667      1,634,469      144,047
                         ----------    -----------   ------------    ---------
Interest (Note 4) . .             -          7,333         36,100        6,489
                         ----------    -----------   ------------    ---------
NET INVESTMENT INCOME
 (LOSS) . . . . . . .       (92,294)         7,191     (1,267,489)     359,699
                         ----------    -----------   ------------    ---------
REALIZED AND
 UNREALIZED GAIN
 (LOSS):
Net realized gain
 (loss) on:
 Investment
  transactions. . . .     2,806,717     (7,419,424)   (22,897,372)    (127,151)
 Foreign currency
  transactions and
  forward foreign
  currency contracts.       119,300       (259,641)       (52,863)    (362,098)
                         ----------    -----------   ------------    ---------
  Net realized gain
   (loss) . . . . . .     2,926,017     (7,679,065)   (22,950,235)    (489,249)
                         ----------    -----------   ------------    ---------
Net unrealized
 appreciation
 (depreciation) on:
 Investments  . . . .       132,470       (909,917)    15,277,296      722,288
 Foreign currency
  transactions and
  forward foreign
  currency contracts.       (20,244)        (4,326)           543        1,776
                         ----------    -----------   ------------    ---------
  Net unrealized
   appreciation
   (depreciation)
   during the period        112,226       (914,243)    15,277,839      724,064
                         ----------    -----------   ------------    ---------
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) . . . . . . .     3,038,243     (8,593,308)    (7,672,396)     234,815
                         ----------    -----------   ------------    ---------
NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS . . . . .    $2,945,949    $(8,586,117)  $ (8,939,885)   $ 594,514
                         ==========    ===========   ============    =========



*Net of foreign taxes
 withheld of  . . . .    $   32,073    $     8,283   $      3,609    $     156


See accompanying notes to the financial statements.

Statements of Changes in Net Assets


                                                                 Emerging Markets
                           International Equity Fund               Equity Fund
                        --------------------------------   ---------------------------
                           Year Ended        Year Ended     Year Ended      Year Ended
                          December 31,      December 31,   December 31,    December 31,
                              1998              1997           1998            1997
                        ------------------  -------------  -------------  ---------------
INCREASE (DECREASE) IN
 NET ASSETS FROM:
OPERATIONS:
Net investment income
 (loss) . . . . . . .        $    (92,294)  $   (219,105)  $      7,191    $   (290,519)
Net realized gain
 (loss) on investment
 and foreign currency
 transactions . . . .           2,926,017        542,801     (7,679,065)        261,861
Net change in
 unrealized
 appreciation
 (depreciation) on
 investments, forward
 currency contracts,
 foreign currency, and
 net other assets . .             112,226        (90,140)      (914,243)     (2,490,178)
                        -----------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .           2,945,949        233,556     (8,586,117)     (2,518,836)
                        -----------------   ------------   ------------    ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
Class A Retail Shares

   From net investment
    income:. .. . . .                   -              -       (337,697)              -
   In excess of net
    investment income:                  -              -              -               -
   From net realized
    gains: .  . . . .          (1,795,430)      (398,221)             -               -
   Return of capital:                   -              -              -               -
Institutional Class
 Shares:
   From net realized
    gains:. . . . . .            (792,286)             -              -               -
                        -----------------   ------------   ------------    ------------
 Total distributions
  to shareholders . .          (2,587,716)      (398,221)      (337,697)              -
                        -----------------   ------------   ------------    ------------
FUND SHARE
 TRANSACTIONS (NOTE
 6):
CLASS A RETAIL SHARES:
Proceeds from shares
 sold . . . . . . . .           1,654,711      5,058,342      2,989,068      30,078,065
Proceeds from shares
 issued in connection
 with merger of Latin
 America Fund (Note
 10). . . . . . . . .                   -              -      1,238,739               -
Proceeds from shares
 issued in connection
 with merger of Asia
 Fund (Note 10) . . .                   -              -        801,620               -
Net asset value of
 shares issued on
 reinvestment of
 distributions. . . .           1,696,393        372,030        313,058               -
Cost of shares
 repurchased. . . . .          (5,574,274)   (17,135,065)   (14,583,908)    (51,474,083)
                        -----------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 Retail Shares  . . .          (2,223,170)   (11,704,693)    (9,241,423)    (21,396,018)
                        -----------------   ------------   ------------    ------------
INSTITUTIONAL CLASS
 SHARES:
Proceeds from shares
 sold . . . . . . . .               1,775              -              -               -
Proceeds from shares
 issued in connection
 with merger of ARK
 International Equity
 Portfolio (Note 11)            6,072,870              -              -               -
Net asset value of
 shares issued on
 reinvestment of
 distributions. . . .             790,393              -              -               -
Cost of shares
 repurchased. . . . .             (51,851)             -              -               -
                        -----------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 Institutional Class
 Shares . . . . . . .           6,813,187              -              -               -
                        -----------------   ------------   ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 fund share
 transactions . . . .           4,590,017    (11,704,693)    (9,241,423)    (21,396,018)
                        -----------------   ------------   ------------    ------------
Total change in net
 assets . . . . . . .           4,948,250    (11,869,358)   (18,165,237)    (23,914,854)
NET ASSETS:
 Beginning of year  .          13,952,347     25,821,705     32,898,990      56,813,844
                        -----------------   ------------   ------------    ------------
 End of year* . . . .        $ 18,900,597   $ 13,952,347   $ 14,733,753    $ 32,898,990
                        =================   ============   ============    ============
*Including
 undistributed net
 investment income
 (loss) of  . . . . .        $          -   $    (57,234)  $    (42,101)   $    253,534


See accompanying notes to the financial statements.


                             Smaller Companies Fund            Global Income Fund
                             --------------   ---------------  ------------     --------------
                             Year Ended       Year Ended       Year Ended       Year Ended
                             December 31,     December 31,     December 31,     December 31,
                             1998             1997             1998             1997
-                            --------------   --------------   ------------     ---------------
INCREASE (DECREASE) IN
NET ASSETS FROM:
OPERATIONS:
Net investment income
(loss) . . . . . . .         $  (1,267,489)   $  (2,848,368)     $   359,699     $    572,928
Net realized gain
(loss) on investment
and foreign currency
transactions . . . .           (22,950,235)      (8,405,338)        (489,249)      (1,079,921)
Net change in
unrealized
appreciation
(depreciation) on
investments, forward
currency contracts,
foreign currency, and
net other assets . .            15,277,839       (8,647,141)         724,064          135,243
-                            -------------    -------------      -----------     ------------
Net increase
(decrease) in net
assets resulting from
operations . . . . .            (8,939,885)     (19,900,847)         594,514         (371,750)
-                            -------------    -------------      -----------     ------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Class A Retail Shares

>From net investment
income:. .. . . .                        -                -          (78,701)        (162,682)
In excess of net
investment income:                       -                -                -                -
>From net realized
gains: .  . . . .                        -                -                -                -
Return of capital:                       -                -         (276,101)        (638,355)
Institutional Class
Shares:
>From net realized
gains:. . . . . .                        -                -                -                -
-                            -------------    -------------      -----------     ------------
Total distributions
to shareholders . .                      -                -         (354,802)        (801,037)
-                            -------------    -------------      -----------     ------------
FUND SHARE
TRANSACTIONS (NOTE
6):
CLASS A RETAIL SHARES:
Proceeds from shares
sold . . . . . . . .            56,126,236      722,881,110          130,822          374,048
Proceeds from shares
issued in connection
with merger of Latin
America Fund (Note
10). . . . . . . . .                     -                -                -                -
Proceeds from shares
issued in connection
with merger of Asia
Fund (Note 10) . . .                     -                -                -                -
Net asset value of
shares issued on
reinvestment of
distributions. . . .                     -                -          212,673          429,663
Cost of shares
repurchased. . . . .          (114,159,592)    (834,789,996)      (3,791,557)      (9,708,061)
-                            -------------    -------------      -----------     ------------
Net increase
(decrease) in net
assets resulting from
Retail Shares  . . .           (58,033,356)    (111,908,886)      (3,448,062)      (8,904,350)
-                            -------------    -------------      -----------     ------------
INSTITUTIONAL CLASS
SHARES:
Proceeds from shares
sold . . . . . . . .                     -                -                -                -
Proceeds from shares
issued in connection
with merger of ARK
International Equity
Portfolio (Note 11)                      -                -                -                -
Net asset value of
shares issued on
reinvestment of
distributions. . . .                     -                -                -                -
Cost of shares
repurchased. . . . .                     -                -                -                -
-                            -------------    -------------      -----------     ------------
Net increase
(decrease) in net
assets resulting from
Institutional Class
Shares . . . . . . .                     -                -                -                -
-                            -------------    -------------      -----------     ------------
Net increase
(decrease) in net
assets resulting from
fund share
transactions . . . .           (58,033,356)    (111,908,886)      (3,448,062)      (8,904,350)
-                            -------------    -------------      -----------     ------------
Total change in net
assets . . . . . . .           (66,973,241)    (131,809,733)      (3,208,350)     (10,077,137)
NET ASSETS:
Beginning of year  .           127,925,068      259,734,801       10,276,644       20,353,781
-                            -------------    -------------      -----------     ------------
End of year* . . . .         $  60,951,827    $ 127,925,068      $ 7,068,294     $ 10,276,644
=                            =============    =============      ===========     ============
*Including
undistributed net
investment income
(loss) of  . . . . .         $     (28,208)   $           -      $  (149,966)    $    (68,866)

Financial Highlights
For a Share Outstanding Throughout Each Period:


                                                                                   International Equity Fund
                                                                             -----------------------------------
                                                                                     Class A Retail Shares
                                                                             -----------------------------------
                                                                              Year Ended              Year Ended
                                                                             December 31,            December 31,
                                                                                 1998                    1997
                                                                             -----------             -----------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . .         $ 10.90                 $ 11.19
                                                                              -------                 -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)+ . . . . . . . . . . . . . . . . . . . .           (0.08)                  (0.24)
Net realized and unrealized gain (loss) on investments  . . . . . . .            2.15                    0.18
                                                                              -------                 -------
  Total from investment operations  . . . . . . . . . . . . . . . . .            2.07                   (0.06)
                                                                              -------                 -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
>From net investment income  . . . . . . . . . . . . . . . . . . . . .               -                       -
In excess of net investment income  . . . . . . . . . . . . . . . . .               -                       -
>From net realized gain  . . . . . . . . . . . . . . . . . . . . . . .           (1.80)                  (0.23)
In excess of net realized capital gain  . . . . . . . . . . . . . . .               -                       -
Return of capital . . . . . . . . . . . . . . . . . . . . . . . . . .               -                       -
                                                                              -------                 -------
  Total distributions . . . . . . . . . . . . . . . . . . . . . . . .           (1.80)                  (0.23)
                                                                              -------                 -------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . .         $ 11.17                 $ 10.90
                                                                              =======                 =======
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           19.12 %                 (0.71)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's) . . . . . . . . . . . . . . . . . .         $12,223                 $13,952
Net operating expenses to average daily net assets (Note A) . . . . .            2.45 %                  2.50 %
Net investment income (loss) to average daily net assets  . . . . . .           (0.62)%                 (1.01)%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . .             109 %                    51 %

-----------------

Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.30 %                  3.12 %

(a)  Commencement of Operations was July 24, 1998.

*    Annualized

**   Not annualized

+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.



                                                                                   International Equity Fund
                                                                             -----------------------------------
                                                                                     Class A Retail Shares
                                                                             -----------------------------------
                                                                              Year Ended              Year Ended
                                                                             December 31,            December 31,
                                                                                 1996                    1995
                                                                        ----------------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . .         $ 11.27                 $ 10.16
                                                                              -------                 -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)+ . . . . . . . . . . . . . . . . . . . .           (0.11)                  (0.08)
Net realized and unrealized gain (loss) on investments  . . . . . . .            1.45                    1.20
                                                                              -------                 -------
  Total from investment operations  . . . . . . . . . . . . . . . . .            1.34                    1.12
                                                                              -------                 -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
>From net investment income  . . . . . . . . . . . . . . . . . . . . .           (0.11)                      -
In excess of net investment income  . . . . . . . . . . . . . . . . .           (0.09)                      -
>From net realized gain  . . . . . . . . . . . . . . . . . . . . . . .           (1.22)                  (0.01)
In excess of net realized capital gain  . . . . . . . . . . . . . . .               -                       -
Return of capital . . . . . . . . . . . . . . . . . . . . . . . . . .               -                       -
                                                                              -------                 -------
  Total distributions . . . . . . . . . . . . . . . . . . . . . . . .           (1.42)                  (0.01)
                                                                              -------                 -------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . .         $ 11.19                 $ 11.27
                                                                              =======                 =======
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12.13 %                 11.01 %
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's) . . . . . . . . . . . . . . . . . .         $25,822                 $28,546
Net operating expenses to average daily net assets (Note A) . . . . .            2.39 %                  2.50 %
Net investment income (loss) to average daily net assets  . . . . . .           (1.06)%                 (0.64)%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . .              84 %                   101 %

-----------------

Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .            3.09 %                  2.75 %

(a)     Commencement of Operations was July 24, 1998.

*       Annualized

**      Not annualized

+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.


                                                                      International Equity Fund
                                                                      -------------------------
                                                                        Class A Retail Shares
                                                                      -------------------------
                                                                              Year Ended
                                                                             December 31,
                                                                                 1994
                                                                        ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . .         $ 13.23
                                                                              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)+ . . . . . . . . . . . . . . . . . . . .           (0.12)
Net realized and unrealized gain (loss) on investments  . . . . . . .           (0.94)
                                                                              -------
  Total from investment operations  . . . . . . . . . . . . . . . . .           (1.06)
                                                                              -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
>From net investment income  . . . . . . . . . . . . . . . . . . . . .               -
In excess of net investment income  . . . . . . . . . . . . . . . . .               -
>From net realized gain  . . . . . . . . . . . . . . . . . . . . . . .           (2.01)
In excess of net realized capital gain  . . . . . . . . . . . . . . .               -
Return of capital . . . . . . . . . . . . . . . . . . . . . . . . . .               -
                                                                              -------
  Total distributions . . . . . . . . . . . . . . . . . . . . . . . .           (2.01)
                                                                              -------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . .         $ 10.16
                                                                              =======
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (8.44)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's) . . . . . . . . . . . . . . . . . .         $32,296
Net operating expenses to average daily net assets (Note A) . . . . .            2.50 %
Net investment income (loss) to average daily net assets  . . . . . .           (0.98)%
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . .             155 %

-----------------

Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .             2.74 %

(a)     Commencement of Operations was July 24, 1998.

*       Annualized

**      Not annualized

+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.


                                                                      International Equity Fund
                                                                      -------------------------
                                                                      Institutional Class Shares
                                                                      -------------------------
                                                                             Period Ended
                                                                             December 31,
                                                                               1998(a)
                                                                        ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . . . . . . . .         $12.85
                                                                         -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)+ . . . . . . . . . . . . . . . . . . . .          (0.02)
Net realized and unrealized gain (loss) on investments  . . . . . . .          (0.13)
                                                                         -----------
  Total from investment operations  . . . . . . . . . . . . . . . . .          (0.15)
                                                                         -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
>From net investment income  . . . . . . . . . . . . . . . . . . . . .              -
In excess of net investment income  . . . . . . . . . . . . . . . . .              -
>From net realized gain  . . . . . . . . . . . . . . . . . . . . . . .          (1.51)
In excess of net realized capital gain  . . . . . . . . . . . . . . .              -
Return of capital . . . . . . . . . . . . . . . . . . . . . . . . . .              -
                                                                         -----------
  Total distributions . . . . . . . . . . . . . . . . . . . . . . . .          (1.51)
                                                                         -----------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . .         $11.19
                                                                         ===========
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (1.15)%**
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's) . . . . . . . . . . . . . . . . . .         $6,678
Net operating expenses to average daily net assets (Note A) . . . . .           1.75%*
Net investment income (loss) to average daily net assets  . . . . . .          (0.47)%*
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . .            109%

-----------------

Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .           2.90%*

(a)     Commencement of Operations was July 24, 1998.

*       Annualized

**      Not annualized

+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.


See accompanying notes to the financial statements.

                    Emerging Markets Equity Fund
--------------------------------------------------------------------
                       Class A Retail Shares
--------------------------------------------------------------------
 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
December 31,  December 31,  December 31,  December 31,  December 31,
    1998          1997          1996          1995          1994
------------  ------------  ------------  ------------  ------------
 $ 12.24       $ 13.66       $ 12.24       $ 13.29       $ 17.70
 -------       -------       -------       -------       -------

    0.02         (0.11)        (0.13)        (0.06)        (0.11)
   (4.15)        (1.31)         1.61         (0.98)        (1.93)
 -------       -------       -------       -------       -------
   (4.13)        (1.42)         1.48         (1.04)        (2.04)
 -------       -------       -------       -------       -------

   (0.15)            -             -             -             -
       -             -         (0.06)            -             -
       -             -             -         (0.01)        (2.33)
       -             -             -             -         (0.04)
       -             -             -             -             -
 -------       -------       -------       -------       -------
   (0.15)            -         (0.06)        (0.01)        (2.37)
 -------       -------       -------       -------       -------
 $  7.96       $ 12.24       $ 13.66       $ 12.24       $ 13.29
 =======       =======       =======       =======       =======
  (34.18)%      (10.40)%       12.08 %       (7.84)%      (12.65)%

 $14,734       $32,899       $56,814       $75,887       $76,812
    2.50 %        2.50 %        2.38 %        2.50 %        2.50 %
    0.03 %       (0.54)%       (0.62)%       (0.49)%       (0.77)%
     121 %         120 %         122 %         115 %         140 %

    4.09 %        2.91 %        2.62 %        2.78 %        2.65 %


               Smaller Companies Fund
--------------------------------------------------------------------
                Class A Retail Shares
--------------------------------------------------------------------
 Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
December 31,  December 31,  December 31,  December 31,   December 31,
    1998          1997          1996          1995           1994
------------  ------------  ------------  ------------  --------------

 $ 19.09       $  21.83      $  29.96      $  19.06       $ 15.85
 -------       --------      --------      --------       -------

   (0.35)         (0.43)        (0.44)        (0.30)        (0.10)

   (1.89)         (2.31)        (2.84)        13.32          4.47
 -------       --------      --------      --------       -------

   (2.24)         (2.74)        (3.28)        13.02          4.37
 -------       --------      --------      --------       -------

       -              -             -             -             -
       -              -             -             -             -
       -              -         (4.85)        (2.12)        (1.16)
       -              -             -             -             -

       -              -             -             -             -
 -------       --------      --------      --------       -------

       -              -         (4.85)        (2.12)        (1.16)
 -------       --------      --------      --------       -------

 $ 16.85       $  19.09      $  21.83      $  29.96       $ 19.06
 =======       ========      ========      ========       =======
  (11.73)%       (12.55)%      (10.62)%       69.13 %       28.68 %

 $60,952       $127,925      $259,735      $517,990       $76,873
    1.95 %         1.95 %        1.81 %        1.95 %        1.95 %
   (1.51)%        (1.64)%       (1.40)%       (1.64 %       (1.13)%
     104 %           77 %         406 %         280 %         519 %

    2.91 %         2.59 %        2.08 %        2.12 %        2.40 %

For a Share Outstanding Throughout Each Period:


                                                              Global Income Fund
                        -----------------------------------------------------------------------------------------------
                                                             Class A Retail Shares
                        -----------------------------------------------------------------------------------------------
                              Year Ended              Year Ended              Year Ended              Year Ended
                             December 31,            December 31,            December 31,             December 31,
                                 1998                    1997                    1996                    1995
                        ----------------------  ----------------------  ----------------------  -----------------------
Net asset value,
 beginning of period.          $  7.82                $  8.32                  $  8.97                 $  8.48
                               -------                -------                  -------                 -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income+            0.32                   0.26                     0.57                    0.63
Net realized and
 unrealized gain
 (loss) on investments            0.27                  (0.30)                   (0.54)                   0.53
                               -------                -------                  -------                 -------
  Total from
   investment
   operations . . . .             0.59                  (0.04)                    0.03                    1.16
                               -------                -------                  -------                 -------
LESS DISTRIBUTIONS
  TO SHAREHOLDERS:
>From net investment
 income . . . . . . .           (0.06)                  (0.12)                   (0.66)                  (0.63)
In excess of net
 investment income. .                -                      -                    (0.02)                  (0.04)
>From net realized gain               -                      -                        -                       -
In excess of net
 realized capital gain               -                      -                        -                       -
Return of capital . .            (0.28)                 (0.34)                       -                       -
                               -------                -------                  -------                 -------
  Total distributions            (0.34)                 (0.46)                   (0.68)                  (0.67)
                               -------                -------                  -------                 -------
Net asset value, end
 of period. . . . . .          $  8.07                $  7.82                  $  8.32                 $  8.97
                               =======                =======                  =======                 =======
Total Return. . . . .             7.65%                 (0.35)%                   0.34%                  14.11%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of
 period (000's) . . .          $ 7,068                $10,277                  $20,354                 $41,181
Net operating expenses
 to average daily net
 assets (Note A). . .             1.75%                  1.75%                    1.64%                   1.75%
Net investment income
 (loss) to average
 daily net assets . .             4.37%                  4.23%                    7.17%                   7.45%
Portfolio turnover
 rate . . . . . . . .               23%                    76%                     236%                    249%

-----------------

Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses. . . . .         3.54%                  2.82%                    2.38%                   1.93%

(a)     Commencement of Operations was July 24, 1998.

*       Annualized

**      Not annualized

+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.


                               Year Ended
                              December 31,
                                  1994
                        ------------------------
Net asset value,
 beginning of period.          $ 10.16
                               -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income+            0.76
Net realized and
 unrealized gain                 (1.67)
 (loss) on investments         -------
  Total from
   investment                    (0.91)
   operations . . . .          -------
LESS DISTRIBUTIONS
  TO SHAREHOLDERS:
>From net investment              (0.24)
 income . . . . . . .
In excess of net                     -
 investment income. .
>From net realized gain               -
In excess of net                     -
 realized capital gain
Return of capital . .            (0.53)
                               -------
  Total distributions            (0.77)
                               -------
Net asset value, end
 of period. . . . . .          $  8.48
                               =======
Total Return. . . . .            (9.16)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of             $51,691
 period (000's) . . .
Net operating expenses            1.75%
 to average daily net
 assets (Note A). . .
Net investment income             8.30%
 (loss) to average
 daily net assets . .
Portfolio turnover                 701%
 rate . . . . . . . .

-----------------

Note A: For the years presented, AIB Govett, Inc., investment manager (or its predecessors or affiliates thereof), waived a portion of its management fee and reimbursed a portion of other operating expenses of the Funds.
        Without the waiver and reimbursement of expenses, the expense ratios as a percentage of average net assets for the periods indicated would have been:

        Expenses. . . . .         1.95%

(a)     Commencement of Operations was July 24, 1998.

*       Annualized

**      Not annualized

+ Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1.

See accompanying notes to the financial statements.

Notes to Financial Statements

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The Govett Funds, Inc. (the "Company") was established as a Maryland corporation on November 13, 1990. The Company's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which may issue one or more separate classes of shares. The Company presently consists of seven series which are registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Five series are currently being offered to the public (individually a "Fund" and collectively the "Funds"): Govett International Equity Fund, Govett Emerging Markets Equity Fund, Govett Smaller Companies Fund and Govett International Smaller Companies Fund (each a diversified, open-end management investment company), and Govett Global Income Fund (a non-diversified, open-end management investment company). The financial statements for Govett International Smaller Companies Fund are presented separately.

Each Fund has authorized the issuance of Class A, Class B and Institutional Class shares. Presently, none of the Funds offer Class B shares and only the International Equity Fund and International Smaller Companies Fund have Institutional Class shares outstanding. Each class of shares has equal rights as to assets and voting privileges. Class A and Class B have exclusive voting rights for their respective distribution plan. Each class of shares differs in its respective service, distribution and transfer agent expenses.

Govett International Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world. Govett Emerging Markets Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. Govett Smaller Companies Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies. Govett Global Income Fund seeks primarily a high level of current income, consistent with preservation of capital, by investing primarily in foreign debt securities, and has a secondary objective of capital appreciation.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual
results could differ from those    estimates. The following is a summary of
significant accounting policies consistently followed by International Equity Fund, Emerging Markets Equity Fund, Smaller Companies Fund and Global Income Fund (each a "Fund," collectively the "Funds") in the preparation of their financial statements.

PORTFOLIO VALUATION--Portfolio securities listed or traded on domestic or foreign securities exchanges are valued at the last quoted sales price. Securities listed or traded on the over-the-counter market are valued at the mean between the latest available current bid and asked prices. Bonds and short-term debt securities with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, they are based on prices for securities of comparable maturity, quality and type. Prices are obtained from pricing services as authorized by the Company's Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost. Foreign securities quoted in foreign currency are translated into U.S. dollars at the foreign currency rates applicable on that day or at such other rates as AIB Govett, Inc. ("AIB Govett" or the "Manager") and AIB Govett Asset Management Limited ("AIB Govett London" or the "Subadviser") may determine to be appropriate in computing net asset value. Securities for which there are no representative quotations or valuations are valued at fair value as determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS--Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period.
 The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Fund may experience a loss if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager and Subadviser, acting under the supervision of the Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT--The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward foreign currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as the Subadviser may determine to be appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, either by delivering the currency or by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

TAXES--The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to distribute all of their taxable income, including any net realized gain on investments, to shareholders within the prescribed time periods. Therefore, no provision for income or excise tax is necessary.

As a result of the merger of Latin America Fund and Asia Fund with Emerging Markets Equity Fund, Emerging Markets Equity Fund absorbed the capital loss carryforwards of Latin America and Asia Fund. However, the use of these losses may be limited by tax laws.

At December 31, 1998, the following Funds had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                 Emerging       Smaller
Expiration Date December 31,  Markets Equity   Companies    Global Income
----------------------------  --------------   ---------    -------------
2002  . . . . . . . . . . .    $  2,848,112   $        --    $2,025,272
2003. . . . . . . . . . . .       2,573,930            --       170,438
2004. . . . . . . . . . . .          46,772            --     1,412,148
2005. . . . . . . . . . . .       2,080,847    14,359,142       745,011
2006. . . . . . . . . . . .      10,135,022    29,786,012            --
                               ------------   -----------    ----------
Total . . . . . . . . . . .    $ 17,684,683   $44,145,154    $4,352,869
                               ============   ===========    ==========

DISTRIBUTIONS TO SHAREHOLDERS--The International Equity Fund, Emerging Markets Equity Fund and Smaller Companies Fund intend to declare and pay distributions from net investment income and net realized gains, if any, annually. The Global Income Fund seeks to declare dividends daily and to pay dividends monthly from net investment income, if any, and to declare and pay distributions from net realized gains, if any, annually.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, post-October losses, option and forward transactions, currency contracts, organization costs, losses deferred due to wash sales transactions, market discount and realized gains on sales of investments in passive foreign investment companies.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of accumulated net realized gains.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Original issue discount and premium on debt securities is amortized using the yield to maturity method. Market discount on debt securities is amortized on a straight-line basis. Withholding taxes on foreign interest and dividend income have been withheld in accordance with the applicable country's tax treaty with the U.S.

EXPENSES--A significant portion of the Company's expenses are directly related to individual Funds. Fund expenses not directly attributable to the operations of specific class of shares are allocated pro rata to each class on the basis of the relative net assets of the respective classes. Expenses which are not readily attributable to a specific Fund are allocated in such manner as deemed equitable by the Company's Board of Directors, taking into consideration, among other things, the nature and type of expense.

NOTE 2-MANAGEMENT FEES AND AFFILIATED SERVICE PROVIDERS

The Manager and Subadviser, pursuant to the terms of their respective investment management contracts, provide all investment management services to the Funds. As compensation for these services, the Manager earns a monthly fee computed at an annual rate of 1.00% (0.75% for the Global Income Fund) of the value of the average daily net assets of each Fund. The Manager agreed to voluntarily waive a portion of its management fee and to reimburse a portion of the other operating expenses of the International Equity Fund, Emerging Markets Equity Fund, Smaller Companies Fund, and Global Income Fund through December 31, 1998, to the extent that the Funds' annual ordinary operating expenses exceed 2.50% (1.75% for Institutional Class shares), 2.50%, 1.95%, and 1.75% of its average daily net assets, respectively. For Fiscal Year 1999, the Manager has agreed to voluntarily waive a portion of its management fees and to reimburse a portion of the other operating expenses of the Funds' to the extent that the Funds' annual ordinary operating expenses exceed 2.35% (2.00% for Institutional Class shares), 1.85%, 2.35% and 2.35% of its average daily net assets, respectively.


Prior to January 1, 1998, AIB Govett London was investment adviser to all Funds. On that date, following an internal reorganization that did not result in any change of actual control or management of AIB Govett London or any change in the management of the Funds, AIB Govett became investment adviser to the Funds, with AIB Govett London serving as subadviser. AIB Govett and AIB Govett London are wholly owned by AIB Asset Management Holdings. The terms of the new advisory agreements were substantially similar to the prior agreements. Berkeley Capital Management had served as subadvisor to the Smaller Companies Fund until January 9, 1997.

No officer, director or employee of the Manager or its affiliates receives any compensation from the Company for serving as an officer or director of the Company. The compensation of the unaffiliated directors of the Company is borne by the Company.

NOTE 3-DISTRIBUTION AGREEMENT/12B-1 PLAN

The Funds have adopted a Distribution and Service Plan for their Class A shares pursuant to Rule 12b-1 of the 1940 Act. The Funds pay the Distributor a distribution fee, computed daily and paid quarterly, equal to an annual rate not to exceed 0.50% of the value of each Fund's average daily net assets, attributable to Class A shares, for providing ongoing distribution services and facilities to the Fund's Class A shares. This is a "compensation plan" that does not provide for continued payments to a distributor upon termination of the distribution agreement.

Pursuant to Rule 12b-1, the Board of Directors of the Company approved a modification of the existing Class A 12b-1 Plan which became effective February 1, 1998. The modification reduced the ongoing distribution fee paid by each Fund to the Distributor to an annual rate of 0.35% of each Fund's aggregate average daily net assets attributable to its Class A shares from an annual rate of 0.50% for all Funds other than the Global Income Fund.

NOTE 4-LINE OF CREDIT

The Company entered into an agreement with Chase Manhattan Bank ("Chase") under which Chase agreed to provide a 364 day committed line of credit to the Funds. At November 30, 1998, the Funds discontinued use of the line of credit. The Funds paid to Chase a commitment fee of 0.20% per annum on the unused amount of the line of credit.

NOTE 5-PURCHASES AND SALES OF SECURITIES

Costs of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1998, were as follows. Only the Global Income Fund had long-term U.S. Government securities transactions.

                              Purchases       Sales
                             -----------  --------------
International Equity . . .   $16,121,659   $ 18,947,457
                             ===========   ============
Emerging Markets Equity  .   $24,728,722   $ 36,257,645
                             ===========   ============
Smaller Companies  . . . .   $84,397,160   $130,102,424
                             ===========   ============
Global Income:
 U.S Government securities   $   688,796   $  1,146,672
 Other Investments . . . .     1,153,912      4,448,500
                             -----------   ------------
                             $ 1,842,708   $  5,595,172
                             ===========   ============

NOTE 6-FUND SHARE TRANSACTIONS
The Company's Articles of Incorporation permit the Company's Board of Directors to establish separate series (or

Funds) and to issue up to a total of three billion shares, with 250 million shares authorized for each Fund. Transactions in fund shares for the periods indicated below are as follows:

                                         International Equity Fund
                                -------------------------------------------
                                                              Institutional
                                   Class A Retail Shares       Class Shares
                                --------------------------   ----------------
                                 Year Ended    Year Ended      Period Ended
                                  12/31/98      12/31/97         12/31/98
                                ------------  -------------  ----------------
Shares sold . . . . . . . . .      135,936        435,290          1,224
Shares issued in connection
 with merger of ARK
 International Equity Fund  .           --             --        529,774
Shares issued on reinvestment
 of distributions . . . . . .      149,566         31,581         70,892
Shares repurchased  . . . . .     (471,046)    (1,494,963)        (5,054)
                                 ---------     ----------        -------
Net increase (decrease) . . .     (185,544)    (1,028,092)       596,836
Fund shares:
 Beginning of period  . . . .    1,279,859      2,307,951             --
                                 ---------     ----------        -------
 End of period  . . . . . . .    1,094,315      1,279,859        596,836
                                 =========     ==========        =======

                              Emerging Markets          Smaller Companies
                                Equity Fund                   Fund
                          -----------------------   ------------------------
                          Year Ended   Year Ended   Year Ended    Year Ended
                           12/31/98     12/31/97     12/31/98      12/31/97
                          -----------  -----------  -----------  --------------
Shares sold . . . . . .      263,337    2,079,986    2,955,025     36,785,127
Shares issued in
 connection with merger
 of
 Asia Fund  . . . . . .      105,054           --           --             --
Shares issued in
 connection with merger
 of Latin America Fund       186,487           --           --             --
Shares issued on
 reinvestment of
 distributions  . . . .       25,065           --           --             --
Shares repurchased  . .   (1,416,740)  (3,550,796)  (6,038,915)   (41,983,474)
                          ----------   ----------   ----------    -----------
Net increase (decrease)     (836,797)  (1,470,810)  (3,083,890)    (5,198,347)
Fund shares:
 Beginning of
 period . . . . . . . .    2,688,385    4,159,195    6,701,087     11,899,434
                          ----------   ----------   ----------    -----------
 End of period  . . . .    1,851,588    2,688,385    3,617,197      6,701,087
                          ==========   ==========   ==========    ===========

                                                  Global Income Fund
                                                ----------------------
                                                Year Ended   Year Ended
                                                 12/31/98     12/31/97
                                                ----------  -------------
Shares sold . . . . . . . . . . . . . . . . .      16,469        40,235
Shares issued on reinvestment of distributions     26,888        62,277
Shares repurchased. . . . . . . . . . . . . .    (481,587)   (1,235,195)
                                                ---------    ----------
Net decrease. . . . . . . . . . . . . . . . .    (438,230)   (1,132,683)
Fund shares:
 Beginning of period. . . . . . . . . . . . .   1,314,632     2,447,315
                                                ---------    ----------
 End of period. . . . . . . . . . . . . . . .     876,402     1,314,632
                                                =========    ==========

NOTE 7-FEDERAL INCOME TAX COST

At December 31, 1998, the cost and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                International      Emerging
                                   Equity       Markets Equity
                                    Fund             Fund
                                -------------  ----------------
Aggregate cost  . . . . . . .   $15,797,632      $15,102,362
                                ===========      ===========
Gross unrealized appreciation     3,319,451        1,228,760
Gross unrealized depreciation      (579,435)      (2,140,808)
                                -----------      -----------
Net unrealized appreciation
 (depreciation) . . . . . . .   $ 2,740,016      $  (912,048)
                                ===========      ===========

                                 Smaller        Global
                                Companies       Income
                                   Fund          Fund
                               ------------  -------------
Aggregate cost . . . . . . .   $52,107,226    $6,205,227
                               ============  ============
Gross unrealized appreciation   14,436,700       494,173
Gross unrealized depreciation   (4,215,826)         (826)
                               ------------  ------------
Net unrealized appreciation
 (depreciation). . . . . . .   $10,220,874    $  493,347
                               ============  ============

NOTE 8-FINANCIAL INSTRUMENTS

The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to market risk, such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The difference between the offsetting or closed out transactions is receivable or payable on the original settlement date. The forward foreign currency contracts at December 31, 1998 were as follows:

----------------------------------------------------------------------------------------------
                             FORWARD FOREIGN CURRENCY CONTRACTS

                                                                         In
                        Settle              Contracts to              Exchange       Net
                         Date    Currency  Deliver/Receive  Currency    For       Unrealized
                        -------  --------  ---------------  --------  --------   Appreciation
                                                                                --------------
Global Income Fund
SALES                   1/14/99       DEM     1,164,000          USD  705,455      $ 6,498
                        1/14/99       GBP       537,000          USD  903,771       10,706
                                                                                   -------
                                                                                   $17,204
                                                                                   =======
----------------------------------------------------------------------------------------------

The principal amounts of each non-U.S. dollar denominated contract is stated in the currency in which the contract is denominated.

GBP  - British Pound          USD - United States Dollar
DEM - German Mark

NOTE 9-PORTFOLIO INVESTMENT RISKS

Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. These risks and considerations may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities.

NOTE 10-MERGER OF ASIA FUND AND LATIN AMERICA FUND

On December 18, 1998, Emerging Markets Equity Fund acquired all the net assets of the Asia and Latin America Funds pursuant to a plan of reorganization approved by Asia and Latin America Fund shareholders on December 15, 1998. The merger was accomplished by a tax-free exchange of 291,541 shares of Emerging Markets Equity Fund (valued at $2,235,733) for 182,159 shares of Asia Fund and 271,709 of Latin America Fund outstanding on December 18, 1998. Asia and Latin America Funds' net assets at that date ($805,627 and $1,430,106, respectively), including $4,007 and $191,367 of unrealized depreciation, respectively, were combined with those of Emerging Markets Equity Fund. The aggregrate net assets of Emerging Markets Equity Fund, Asia Fund and Latin America Fund immediately before the merger were $12,325,440, $805,627 and $1,430,106, respectively.

NOTE 11-MERGER OF ARK INTERNATIONAL EQUITY FUND

On July 24, 1998, International Equity Fund acquired all the net assets of the ARK International Equity Portfolio pursuant to a plan of reorganization approved by the ARK International Equity Portfolio shareholders on July 24, 1998. The merger was accomplished by a tax-free exchange of 529,774 shares of International Equity Fund (valued at $6,808,077) for 592,388 shares of ARK International Equity Portfolio outstanding on July 24, 1998. ARK International Equity Portfolio's net assets at that date $6,808,077, including $735,207 of unrealized depreciation, were combined with those of International Equity Fund. The aggregrate net assets of International Equity Fund and ARK International Equity Portfolio immediately before the merger were $13,456,570 and $6,808,077, respectively.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Govett International Equity Fund hereby designates $2,587,716, at the 20% tax bracket, as a long-term capital gain dividend for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

For the year ended December 31, 1998, Govett Global Income Fund earned 33.6% of it's income from direct U.S. treasury obligations.

Report of Independent Accountants

To the Board of Directors and Shareholders of the Govett Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Govett International Equity Fund, Govett Emerging Markets Equity Fund, Govett Smaller Companies Fund, and Govett Global Income Fund (four series of The Govett Funds, Inc., hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                         PricewaterhouseCoopers LLP
February 12, 1999



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                                       34

                             THE GOVETT FUNDS, INC.
















                             BOARD OF DIRECTORS

                             Patrick K. Cunneen, Chairman
                             Elliott L. Atamian
                             Sir Victor Garland
                             James M. Oates
                             Frank R. Terzolo




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Govett Funds                                                       Bulk Rate
P.O. Box 61503                                                 U.S. Postage Paid
King of Prussia, PA 19406-0903                                   Permit #1285
                                                                 Lancaster, PA
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